Exhibit 99.1
COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended September 30, 2008
TABLE OF CONTENTS

Press Release	1

Condensed Consolidated Statements of Income	4

Funds From Operations	5

Condensed Consolidated Balance Sheets	6

Key Ratios and Supplemental Information	7

Net Income and Funds From Operations – Supplemental Detail	8

Development Pipeline	15

Portfolio Listing	17

Same Property Information	20

Square Feet Expiring:
Office	21
Retail	22
Industrial	23

Top 25 Largest Tenants	24

Inventory of Land Held for Investment or Future Development	25

Inventory of Residential Lots	27

Debt Outstanding	29

Reconciliations of Non-GAAP Financial Measures	32

Discussion of Non-GAAP Financial Measures	35
Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks. These include, but are not limited to, general and local economic conditions (including the current general recession and state of the credit markets), local real estate conditions (including the overall condition of the residential markets), the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the ability of the Company to close properties under contract and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the risks identified in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007. The words “believes,” “expects,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

News Release
FOR IMMEDIATE RELEASE

CONTACT:

James A. Fleming	Elli Kaplan
Executive Vice President and	Vice President
Chief Financial Officer	(404) 407-1972
(404) 407-1150	ellikaplan@cousinsproperties.com
jimfleming@cousinsproperties.com
Web site address: www.cousinsproperties.com
COUSINS PROPERTIES REPORTS RESULTS FOR
QUARTER ENDED SEPTEMBER 30, 2008
     ATLANTA (November 5, 2008) – Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the three and nine months ended September 30, 2008. All per share amounts are reported on a diluted basis; basic per share data is included in the Condensed Consolidated Statements of Income accompanying this release.
     Funds from Operations Available to Common Stockholders (“FFO”) was $20.9 million, or $0.41 per share, for the third quarter of 2008 compared with FFO of $7.3 million, or $0.14 per share, for the third quarter of 2007. FFO was $50.9 million, or $0.98 per share, for the nine months ended September 30, 2008, compared with $41.2 million, or $0.77 per share, for the same period in 2007.
     Net Income Available to Common Stockholders (“Net Income Available”) was $7.0 million, or $0.14 per share, for the third quarter of 2008 compared with Net Income Available of $7.8 million, or $0.15 per share, for the third quarter of 2007. Net Income Available was $11.7 million, or $0.23 per share, for the nine months ended September 30, 2008, compared with $22.7 million, or $0.43 per share, for the same period in 2007.
     Third quarter highlights of the Company included the following:
•	Sold two outparcels ground leased by Red Robin and Men’s Wearhouse at The Avenue Carriage Crossing for $3.25 million, generating FFO of approximately $1.6 million.

•	Through its CL Realty and Temco joint ventures, sold three land tracts for $5.3 million, generating gains of $3.3 million. The Company’s share of these gains, representing pre-tax FFO, is approximately $1.7 million.

•	Through its 50 Biscayne joint venture, sold all of the remaining 120 residential units for $30.3 million. At quarter end, this venture held only seven unsold commercial units, three of which closed in October 2008.
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191 Peachtree Street NE     •     Suite 3600     •      Atlanta, Georgia 30303-1740     •     404/407-1000     •     FAX 404/407-1002

CUZ Reports Third Quarter Results

November 5, 2008
•	Commenced closings of units at its 10 Terminus Place residential project. The Company recognized approximately $744,000 of pre-tax gain on closings of nine of the 137 units.

•	Received a pre-tax fee of approximately $13.5 million from a development contract, partially offset by a commission of approximately $3.4 million.

•	Celebrated the grand opening of Tiffany Springs MarketCenter, a 584,000-square-foot power center in Kansas City, Missouri. This center was 87% leased at September 30, 2008.

•	Entered into an $18.4 million mortgage loan secured by its Lakeshore Park Plaza office building. This non-recourse loan matures August 1, 2012 and bears interest at 5.89%.
Other highlights subsequent to quarter-end:
•	Sold its 3100 Windy Hill Road office building for $12.5 million, recognizing a gain on sale of approximately $2.5 million.

•	Entered into two $75 million interest rate swaps on floating-rate LIBOR-based borrowings at 2.995% and 2.69% for two years.
     At September 30, 2008, the Company’s portfolio of operational office buildings was 94% leased (98% after the sale of the 3100 Windy Hill Road office building), its portfolio of operational retail centers was 91% leased and its operational industrial buildings were 40% leased.
     At September 30, 2008, the Company and its joint ventures had seven office and retail projects under development and redevelopment totaling 3.8 million Company-owned square feet, and two multi-family projects under development that will ultimately contain 208 units. The Company estimates its share of the total unfunded costs of these projects will be approximately $162.1 million and expects completion of these projects throughout the next three years. In addition, the Company and its joint ventures had 24 residential communities in which approximately 2,000 completed lots are in inventory and an additional 8,300 lots are available for future development and/or sale.
     “Given the economic conditions, our team continued to think creatively and delivered good results in the third quarter,” said Tom Bell, Chairman and CEO of Cousins. “While the current economic recession and constipated credit markets continue to make our business difficult, we believe the downturn will ultimately lead to strong, value-creating development and acquisition opportunities for Cousins.”
     The Condensed Consolidated Statements of Income, Condensed Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income Available to FFO, are attached to this press release. More detailed information on Net Income Available and FFO results is included in the “Net Income and Funds From Operations-Supplemental Detail” schedule which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Quarterly Disclosures” and “SEC Filings” links on the Investor Relations page of the Company’s Web site at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1972.
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CUZ Reports Third Quarter Results

November 5, 2008
     The Company will conduct a conference call at 10:00 a.m. (Eastern Time) on Thursday, November 6, 2008, to discuss the results of the quarter ended September 30, 2008. The number to call for this interactive teleconference is (303) 262-2053. A replay of the conference call will be available for 14 days by dialing (303) 590-3000 and entering the passcode 11120303#. The replay can be accessed on the Company’s Web site, www.cousinsproperties.com, through the “Q3 2008 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page, as well as at www.streetevents.com and www.earnings.com. The rebroadcast will be available on the Investor Relations page of the Company’s Web site for 14 days.
     Celebrating its 50th anniversary in 2008, Cousins Properties Incorporated is a leading diversified real estate company with extensive experience in development, acquisition, financing, management and leasing. Based in Atlanta, the Company actively invests in office, multi-family, retail, industrial and land development projects. Since its founding, Cousins has developed 20 million square feet of office space, 20 million square feet of retail space, more than 4,000 multi-family units and more than 60 single-family neighborhoods. The Company is a fully integrated equity real estate investment trust (REIT) and trades on the New York Stock Exchange under the symbol CUZ. For more, please visit www.cousinsproperties.com.
     Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, general and local economic conditions (including the current general recession and state of the credit markets), local real estate conditions (including the overall condition of the residential markets), the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the ability of the Company to close properties under contract and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007. The words “believes,” “expects,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.
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COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
REVENUES:
Rental property revenues	$38,337	$30,659	$109,344	$80,275
Fee income	21,736	10,513	37,096	28,439
Multi-family residential sales	5,459	20	5,459	20
Residential lot and outparcel sales	3,747	4,551	6,746	7,453
Interest and other	991	439	3,291	4,939

	70,270	46,182	161,936	121,126

COSTS AND EXPENSES:
Rental property operating expenses	14,641	12,303	42,663	33,111
General and administrative expenses	13,020	9,862	32,733	31,514
Reimbursed general and administrative expenses	4,006	4,857	11,745	13,499
Depreciation and amortization	13,272	10,380	37,148	28,109
Multi-family residential cost of sales	4,715	23	4,715	(24)
Residential lot and outparcel cost of sales	1,917	3,344	3,695	5,684
Interest expense	8,705	3,265	22,347	3,796
Loss on extinguishment of debt	—	446	—	446
Other	1,975	1,054	4,279	2,172

	62,251	45,534	159,325	118,307

INCOME FROM CONTINUING OPERATIONS BEFORE TAXES, MINORITY INTEREST AND INCOME FROM UNCONSOLIDATED JOINT VENTURES	8,019	648	2,611	2,819

(PROVISION) BENEFIT FOR INCOME TAXES FROM OPERATIONS	(916)	1,806	4,477	3,906

MINORITY INTEREST IN INCOME (LOSS) OF CONSOLIDATED SUBSIDIARIES	(766)	286	(1,688)	(1,418)

INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES	3,497	(898)	8,553	6,911

INCOME FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	9,834	1,842	13,953	12,218

GAIN ON SALE OF INVESTMENT PROPERTIES, NET OF APPLICABLE INCOME TAX PROVISION	1,387	355	10,391	4,857

INCOME FROM CONTINUING OPERATIONS	11,221	2,197	24,344	17,075

DISCONTINUED OPERATIONS, NET OF APPLICABLE INCOME TAX
PROVISION:
Income (loss) from discontinued operations	(431)	(408)	(1,179)	(1,001)
Gain on sale of investment properties	—	9,872	—	18,014

	(431)	9,464	(1,179)	17,013

NET INCOME	10,790	11,661	23,165	34,088

DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,812)	(3,812)	(11,437)	(11,437)

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$6,978	$7,849	$11,728	$22,651

PER COMMON SHARE INFORMATION — BASIC:
Income (loss) from continuing operations	$0.14	$(0.03)	$0.25	$0.11
Income (loss) from discontinued operations	0.00	0.18	(0.02)	0.33

Basic net income available to common stockholders	$0.14	$0.15	$0.23	$0.44

PER COMMON SHARE INFORMATION — DILUTED:
Income (loss) from continuing operations	$0.14	$(0.03)	$0.25	$0.11
Income (loss) from discontinued operations	0.00	0.18	(0.02)	0.32

Diluted net income available to common stockholders	$0.14	$0.15	$0.23	$0.43

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.37	$0.37	$1.11	$1.11

WEIGHTED AVERAGE SHARES	51,209	51,690	51,182	51,744

DILUTED WEIGHTED AVERAGE SHARES	51,652	51,690	51,797	53,214

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
Net Income Available to Common Stockholders	$6,978	$7,849	$11,728	$22,651
Depreciation and amortization:
Consolidated properties	13,272	10,380	37,148	28,109
Discontinued properties	138	174	486	672
Share of unconsolidated joint ventures	1,621	1,133	4,485	3,303
Depreciation of furniture, fixtures and equipment and amortization of specifically identifiable intangible assets:
Consolidated properties	(989)	(752)	(2,720)	(1,999)
Discontinued properties	(6)	(7)	(19)	(19)
Share of unconsolidated joint ventures	(27)	(1)	(78)	(1)
Gain on sale of investment properties, net of applicable income tax provision:
Consolidated	(1,387)	(355)	(10,391)	(4,857)
Discontinued properties	—	(9,872)	—	(18,014)
Share of unconsolidated joint ventures	—	(1,232)	—	(1,198)
Gain on sale of undepreciated investment properties	1,331	(1)	10,223	12,539

Funds From Operations Available to Common Stockholders	$20,931	$7,316	$50,862	$41,186

Per Common Share — Basic:
Net Income Available	$.14	$.15	$.23	$.44

Funds From Operations	$.41	$.14	$.99	$.80

Weighted Average Shares-Basic	51,209	51,690	51,182	51,744

Per Common Share — Diluted:
Net Income Available	$.14	$.15	$.23	$.43

Funds From Operations	$.41	$.14	$.98	$.77

Weighted Average Shares-Diluted	51,652	52,778	51,797	53,214

     The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income Available to Common Stockholders (“Net Income Available”) for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
     FFO is used by industry analysts, investors and the Company as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. In addition to Company management evaluating the operating performance of its reportable segments based on FFO results, management uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to key employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except share and per share amounts)

	September 30,	December 31,
	2008	2007
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $170,274 and $142,955 in 2008 and 2007, respectively	$844,211	$654,633
Operating properties held for sale, net of accumulated depreciation of $8,007 in 2008	9,335	—
Land held for investment or future development	105,375	105,117
Projects under development	247,193	358,925
Residential lots under development	54,729	44,690

Total properties	1,260,843	1,163,365

CASH AND CASH EQUIVALENTS	54,641	17,825
RESTRICTED CASH	2,109	3,587
NOTES AND OTHER RECEIVABLES, net of allowance for doubtful accounts of $1,507 and $883 in 2008 and 2007, respectively	55,405	44,414
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	199,490	209,477
OTHER ASSETS	84,094	70,943

TOTAL ASSETS	$1,656,582	$1,509,611

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
NOTES PAYABLE	$852,771	$676,189
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	68,357	57,208
DEFERRED GAIN	171,894	171,931
DEPOSITS AND DEFERRED INCOME	7,238	5,997

TOTAL LIABILITIES	1,100,260	911,325

MINORITY INTERESTS (includes redeemable minority interest with a book value of $6,518 with a maximum redemption amount of $14,820 as of September 30, 2008)	44,394	45,783

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	100,000
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	100,000
Common stock, $1 par value, 150,000,000 shares authorized, 54,952,780 and 54,850,505 shares issued in 2008 and 2007, respectively	54,953	54,851
Additional paid-in capital	353,266	348,508
Treasury stock at cost, 3,570,082 shares in 2008 and 2007	(86,840)	(86,840)
Accumulated other comprehensive income	(4,503)	(4,302)
Cumulative undistributed net income (distributions in excess of net income)	(4,948)	40,286

TOTAL STOCKHOLDERS’ INVESTMENT	511,928	552,503

TOTAL LIABILITIES AND STOCKHOLDERS’ INVESTMENT	$1,656,582	$1,509,611

COUSINS PROPERTIES INCORPORATED
KEY RATIOS AND SUPPLEMENTAL INFORMATION
(in thousands, except per share amounts, percentages and ratios)

			2004	2005	2006	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD	2008 1st	2008 2nd	2008 3rd	2008 YTD

		NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	399,742	34,491	217,441	14,407	395	7,849	(4,979)	17,672	1,839	2,911	6,978	11,728

		FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”), EXCLUDING LOSS ON EXTINGUISHMENT OF DEBT	109,483	73,746	74,469	24,487	9,383	7,316	7,251	48,437	13,811	16,120	20,931	50,862

		BASIC WEIGHTED AVERAGE COMMON SHARES	49,005	49,989	50,655	51,719	51,825	51,690	51,588	51,705	51,148	51,187	51,209	51,182
		DILUTED WEIGHTED AVERAGE COMMON SHARES	51,016	51,747	52,513	53,596	53,306	52,778	52,401	52,932	51,670	52,040	51,652	51,797
		NET INCOME (LOSS) PER COMMON SHARE — BASIC	8.16	0.69	4.29	0.28	0.01	0.15	(0.10)	0.34	0.04	0.06	0.14	0.23
		NET INCOME (LOSS) PER COMMON SHARE — DILUTED	7.84	0.67	4.14	0.27	0.01	0.15	(0.10)	0.34	0.04	0.06	0.14	0.23
		FFO PER COMMON SHARE — BASIC	2.23	1.48	1.47	0.47	0.18	0.14	0.14	0.94	0.27	0.31	0.41	0.99
		FFO PER COMMON SHARE — DILUTED	2.15	1.43	1.42	0.46	0.18	0.14	0.14	0.92	0.27	0.31	0.41	0.98

(H	)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	19,258	9,439	13,421	6,897	6,455	4,087	1,540	18,979	6,936	8,375	5,010	20,321

		REGULAR COMMON DIVIDENDS	72,869	74,649	75,495	19,194	19,251	19,185	19,152	76,782	18,974	18,992	18,995	56,961
		SPECIAL COMMON DIVIDEND	356,493	—	175,470	—	—	—	—	—	—	—	—	—
		REGULAR COMMON DIVIDENDS PER SHARE	1.48	1.48	1.48	0.37	0.37	0.37	0.37	1.48	0.37	0.37	0.37	1.11
		SPECIAL COMMON DIVIDEND PER SHARE	7.15	—	3.40	—	—	—	—	—	—	—	—	—
		COMMON STOCK PRICE AT PERIOD END	30.27	28.30	35.27	32.86	29.01	29.36	22.10	22.10	24.71	23.10	25.23	25.23
		NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	50,092	50,665	51,748	52,018	51,793	51,858	51,280	51,280	51,292	51,336	51,383	51,383
		PREFERRED STOCK — SERIES A — PRICE AT PERIOD END	26.15	25.75	25.90	25.64	26.00	24.90	22.38	22.38	21.14	22.50	18.00	18.00
		NUMBER OF PREFERRED SHARES — SERIES A — OUTSTANDING AT PERIOD END	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000
		PREFERRED STOCK — SERIES B — PRICE AT PERIOD END	25.00	25.40	25.53	25.82	24.95	23.98	20.59	20.59	20.45	21.78	17.00	17.00
		NUMBER OF PREFERRED SHARES — SERIES B — OUTSTANDING AT PERIOD END	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000
		COMMON EQUITY MARKET CAPITALIZATION	1,516,285	1,433,820	1,825,152	1,709,311	1,502,515	1,522,551	1,133,288	1,133,288	1,267,425	1,185,862	1,296,393	1,296,393
		PREFERRED EQUITY MARKET CAPITALIZATION	204,600	204,600	205,720	205,840	203,800	195,520	171,880	171,880	166,360	177,120	140,000	140,000
(A	)	ADJUSTED DEBT (1)	350,346	514,560	376,516	436,009	558,816	645,219	773,482	773,482	898,205	899,140	973,524	973,524

		TOTAL MARKET CAPITALIZATION	2,071,231	2,152,980	2,407,388	2,351,160	2,265,131	2,363,289	2,078,650	2,078,650	2,331,990	2,262,122	2,409,917	2,409,917

		ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	17%	24%	16%	19%	25%	27%	37%	37%	39%	40%	40%	40%

(A	)	RECOURSE DEBT (1)	50,238	196,824	226,855	282,264	394,356	340,480	205,658	205,658	328,106	337,110	392,422	392,422
		RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	2%	9%	9%	12%	17%	14%	10%	10%	14%	15%	16%	16%

		COMMON EQUITY MARKET CAPITALIZATION	1,516,285	1,433,820	1,825,152	1,709,311	1,502,515	1,522,551	1,133,288	1,133,288	1,267,425	1,185,862	1,296,393	1,296,393
		PREFERRED EQUITY MARKET CAPITALIZATION	204,600	204,600	205,720	205,840	203,800	195,520	171,880	171,880	166,360	177,120	140,000	140,000
(A	)	TOTAL DEBT (INCLUDING SHARE OF JV’S)	438,050	615,645	487,234	549,934	676,515	762,981	846,355	846,355	967,832	967,885	1,040,513	1,040,513

		TOTAL MARKET CAPITALIZATION	2,158,935	2,254,065	2,518,106	2,465,085	2,382,830	2,481,051	2,151,523	2,151,523	2,401,617	2,330,867	2,476,906	2,476,906

		TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	20%	27%	19%	22%	28%	31%	39%	39%	40%	42%	42%	42%

(B	)	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S) (1)	31,656	11,908	14,653	714	1,242	4,089	6,149	12,194	7,400	8,422	9,852	25,674
		FFO BEFORE INTEREST	141,139	85,654	89,122	25,201	10,625	11,405	13,400	60,631	21,211	24,542	30,783	76,536
		INTEREST EXPENSE COVERAGE RATIO	4.46	7.19	6.08	35.30	8.55	2.79	2.18	4.97	2.87	2.91	3.12	2.98

(C	)	FIXED CHARGES (excluding preferred dividends)(1)	43,854	20,505	24,089	3,000	2,604	4,878	8,173	18,655	8,751	9,675	11,277	29,703
		FFO PLUS FIXED CHARGES (excluding preferred dividends)	131,854	86,337	89,637	25,229	10,653	11,433	13,428	60,743	21,238	24,574	30,816	76,628
		FIXED CHARGE COVERAGE RATIO (excluding preferred dividends)	3.22	4.21	3.72	8.41	4.09	2.34	1.64	3.26	2.43	2.54	2.73	2.58

(C	)	FIXED CHARGES (including preferred dividends)(1)	51,896	35,755	39,339	6,813	6,416	8,691	11,985	33,905	12,564	13,487	15,089	41,140
		FFO PLUS FIXED CHARGES (including preferred dividends)	139,896	101,587	104,887	29,042	14,465	15,246	17,240	75,993	25,051	28,386	34,628	88,065
		FIXED CHARGE COVERAGE RATIO (including preferred dividends)	2.87	2.84	2.67	4.26	2.25	1.75	1.44	2.24	1.99	2.10	2.29	2.14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2004	2005	2006	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD	2008 1st	2008 2nd	2008 3rd	2008 YTD

(D	)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		OFFICE:
		191 PEACHTREE	0	0	1,964	2,199	2,036	2,555	2,558	9,349	2,661	2,750	2,857	8,268
		221 PEACHTREE CENTER GARAGE	0	0	0	0	128	222	160	510	147	189	189	525
		AMERICAN CANCER SOCIETY CENTER (FORMERLY INFORUM)	12,808	11,376	11,774	2,678	2,436	3,454	3,391	11,959	3,555	3,598	3,665	10,818
		TERMINUS 100	0	0	0	0	120	1,783	3,096	5,000	4,056	4,161	3,771	11,988
		ONE GEORGIA CENTER	1,369	(1,361)	(219)	140	(98)	38	(190)	(109)	(148)	530	977	1,359
		THE POINTS AT WATERVIEW	1,949	1,872	2,124	508	549	552	569	2,179	531	504	545	1,580
		LAKESHORE PARK PLAZA	1,459	722	922	388	459	436	511	1,794	505	541	515	1,561
		MERIDIAN MARK PLAZA	4,224	4,487	4,475	1,135	1,053	1,065	1,086	4,339	1,109	1,178	1,136	3,423
		555 NORTH POINT CENTER EAST	945	1,506	1,771	466	462	474	480	1,882	488	525	426	1,439
		333 NORTH POINT CENTER EAST	1,036	1,395	1,183	320	334	319	314	1,287	310	280	435	1,025
		200 NORTH POINT CENTER EAST	417	363	839	322	356	406	406	1,490	416	406	299	1,121
		100 NORTH POINT CENTER EAST	1,010	1,020	1,035	309	312	348	351	1,320	458	317	392	1,167
		600 UNIVERSITY PARK PLACE	1,797	1,701	1,107	324	426	400	408	1,557	425	419	420	1,264
		GALLERIA 75	899	1,036	897	181	158	168	142	650	132	153	169	454
		COSMOPOLITAN CENTER	0	0	13	52	14	132	143	341	125	123	142	390
		ATHEROGENICS	1,222	1,241	1,263	319	318	322	319	1,279	324	328	328	980
		INHIBITEX	0	666	917	230	226	229	227	912	229	230	226	685

		SUBTOTAL	29,135	26,024	30,065	9,571	9,290	12,905	13,971	45,738	15,323	16,232	16,492	48,047

		RETAIL:
		THE AVENUE CARRIAGE CROSSING	0	743	5,835	1,775	1,748	1,662	1,589	6,774	1,487	1,660	1,700	4,847
		THE AVENUE WEBB GIN	0	0	1,653	1,276	1,271	1,533	1,478	5,558	1,612	1,495	1,620	4,727
		SAN JOSE MARKETCENTER	0	0	3,846	1,422	1,612	1,705	1,711	6,450	1,835	1,835	1,876	5,546
		THE AVENUE FORSYTH	0	0	0	0	0	0	0	0	73	546	1,184	1,803
		TIFFANY SPRINGS MARKETCENTER	0	0	0	0	0	0	0	0	0	(3)	492	489
		PROPERTIES CONTRIBUTED TO CP VENTURE FIVE (AVENUE FUND)	13,179	16,623	9,068	(31)	(36)	(60)	82	(45)	34	1	(3)	32

		SUBTOTAL	13,179	17,366	20,402	4,442	4,595	4,840	4,860	18,736	5,041	5,534	6,869	17,444

		INDUSTRIAL:
		KING MILL — BUILDING 3A	0	0	405	306	301	297	283	1,187	297	294	295	886
		KING MILL — BUILDING 3B	0	0	0	0	0	0	(32)	(32)	(72)	(69)	(66)	(207)
		LAKESIDE RANCH — BUILDING 20	0	0	0	31	231	302	230	794	240	163	184	587
		JEFFERSON MILL — BUILDING A	0	0	0	0	0	0	0	0	0	(29)	(29)	(58)

		SUBTOTAL	0	0	405	337	532	599	481	1,949	465	359	384	1,208

		OTHER RENTAL OPERATIONS:
		OTHER	1,432	1,021	203	19	22	11	30	82	39	(8)	(49)	(18)

		SUBTOTAL	1,432	1,021	203	19	22	11	30	82	39	(8)	(49)	(18)

		PROPERTIES SOLD, NOT IN DISCONTINUED OPERATIONS, RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	7,615	2	0	0	0	0	0	0	0	0	0	0

		TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	51,361	44,413	51,076	14,369	14,439	18,355	19,342	66,505	20,868	22,117	23,696	66,681

(E	)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		3100 WINDY HILL RD	2,974	2,944	2,676	(256)	(281)	(264)	(231)	(1,032)	(233)	(204)	(296)	(733)
		GA 400 LAND LEASES	1,463	1,432	1,537	123	1	2	0	126	0	0	0	0
		FROST BANK TOWER	3,486	5,123	4,548	13	17	2	9	41	0	33	0	33
		THE AVENUE OF THE PENINSULA	4,213	4,446	5,114	11	62	5	(13)	65	0	5	3	8
		3301 WINDY RIDGE PARKWAY	1,659	1,693	2,750	102	104	22	(4)	224	0	(1)	0	(1)
		OTHER	15,760	718	41	0	9	0	0	9	0	0	0	0
		TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY

		REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	29,555	16,356	16,666	(7)	(88)	(233)	(239)	(567)	(233)	(167)	(293)	(693)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2004	2005	2006	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD	2008 1st	2008 2nd	2008 3rd	2008 YTD

(G	)	RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY FFO:
		OUTPARCEL SALES NET OF COST OF SALES — WHOLLY OWNED (1)	471	1,367	1,656	0	0	768	249	1,017	755	25	1,551	2,331

		TRACT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	29,627	15,483	2,481	4,355	0	0	622	4,977	3,736	4,741	375	8,852
		TRACT SALES NET OF COST OF SALES — JOINT VENTURES (1)	2,198	3,390	6,675	0	463	0	188	651	0	931	1,695	2,626

		TOTAL TRACT & OUTPARCEL SALES NET OF COS	31,825	18,873	9,156	4,355	463	0	810	5,628	3,736	5,672	2,070	11,478

		OTHER INVESTMENT PROPERTY NET OF COST OF SALES — WHOLLY OWNED (1)	0	0	11,867	8,185	0	(1)	0	8,184	0	415	956	1,371

		TOTAL OTHER INVESTMENT PROPERTY SALES NET OF COS	0	0	11,867	8,185	0	(1)	0	8,184	0	415	956	1,371

		LOT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	4,222	4,162	2,877	218	344	440	122	1,124	43	398	279	720
		LOT SALES NET OF COST OF SALES — JOINT VENTURES (1)	6,993	10,479	8,217	406	758	407	250	1,822	121	237	182	540

		TOTAL LOT SALES NET OF COS	11,215	14,641	11,094	624	1,102	848	372	2,946	164	635	461	1,260

		INTEREST — JOINT VENTURES (1)	(135)	(152)	(284)	(35)	(35)	(83)	(85)	(238)	(101)	(85)	(139)	(325)
		OTHER — JOINT VENTURES (1)	(226)	(528)	(381)	(141)	(38)	(237)	(671)	(1,087)	1,014	258	(235)	1,037
		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS — JOINT VENTURES (1)	0	(62)	0	0	0	0	0	0	(21)	(21)	(21)	(63)

		TOTAL RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY FFO	43,150	34,139	33,108	12,988	1,492	1,295	675	16,450	5,547	6,899	4,643	17,089

(I	)	MULTI-FAMILY FFO:
		MULTI-FAMILY SALES NET OF COST OF SALES — CONSOLIDATED (1)	0	1,828	3,731	0	47	(3)	100	144	0	0	744	744
		MULTI-FAMILY SALES NET OF COST OF SALES — JOINT VENTURES (1)	0	7,182	10,343	2,424	1,804	(3,345)	(1,068)	(185)	650	(227)	973	1,396

		TOTAL MULTI-FAMILY FFO	0	9,010	14,074	2,424	1,851	(3,348)	(968)	(41)	650	(227)	1,717	2,140

		DEVELOPMENT INCOME	3,310	3,056	4,585	574	2,204	1,568	1,535	5,881	1,013	1,219	14,322	16,554

		MANAGEMENT FEES	21,931	24,058	24,437	6,354	6,698	6,043	5,687	24,782	5,791	6,153	6,388	18,332

		LEASING & OTHER FEES	4,463	8,084	6,443	1,138	958	2,902	653	5,651	754	430	1,026	2,210

		TERMINATION FEES	2,132	545	631	3,557	664	(17)	989	5,193	131	(109)	355	377

		INTEREST INCOME & OTHER	2,528	1,886	742	110	169	455	502	1,236	1,229	1,049	636	2,914

		GENERAL & ADMINISTRATIVE EXPENSES:
		GENERAL & ADMINISTRATIVE EXPENSES	(33,702)	(40,702)	(42,536)	(10,583)	(11,069)	(9,862)	(9,129)	(40,643)	(10,599)	(9,114)	(9,648)	(29,361)
		COMMISSION ON DEVELOPMENT FEE	0	0	0	0	0	0	0	0	0	0	(3,372)	(3,372)
		REIMBURSED GENERAL & ADMINISTRATIVE EXPENSES	(13,227)	(15,116)	(16,056)	(4,107)	(4,535)	(4,857)	(3,668)	(17,167)	(3,786)	(3,953)	(4,006)	(11,745)

		TOTAL GENERAL & ADMINISTRATIVE EXPENSES	(46,929)	(55,818)	(58,592)	(14,690)	(15,604)	(14,719)	(12,797)	(57,810)	(14,385)	(13,067)	(17,026)	(44,478)

		INTEREST EXPENSE CONSOLIDATED:

		2007 CREDIT FACILITY — FLOATING @ LIBOR + .75% to 1.25%			0	0	0	(1,795)	(1,513)	(3,308)	(1,339)	(1,949)	(2,082)	(5,370)
		UNSECURED TERM LOAN — FIXED SWAP RATE OF 5.01% + .70% to 1.20%			0	0	0	(560)	(1,417)	(1,977)	(1,470)	(1,479)	(1,479)	(4,428)
		THE AMERICAN CANCER SOCIETY CENTER (FORMERLY THE INFORUM) - 6.45%			0	0	0	(756)	(2,271)	(3,027)	(2,240)	(2,240)	(2,263)	(6,743)
		333 & 555 NORTH POINT CENTER DEBT - 7%	(2,207)	(2,165)	(2,121)	(523)	(520)	(516)	(513)	(2,072)	(510)	(507)	(503)	(1,520)
		MERIDIAN MARK PLAZA DEBT - 8.27%	(2,048)	(2,021)	(1,991)	(493)	(491)	(489)	(487)	(1,959)	(484)	(482)	(480)	(1,446)
		600 UNIVERSITY PARK DEBT - 7.38%	(1,020)	(1,009)	(995)	(247)	(246)	(245)	(245)	(983)	(243)	(242)	(241)	(726)
		100 NORTH POINT CENTER EAST DEBT - 5.39%	(932)	(932)	(932)	(231)	(208)	(170)	(170)	(780)	(169)	(172)	(170)	(511)
		200 NORTH POINT CENTER EAST DEBT - 5.39%	(826)	(826)	(826)	(205)	(191)	(170)	(170)	(736)	(168)	(172)	(170)	(510)
		LAKESHORE PARK PLAZA DEBT - 5.89%			0	0	0	0	0	0	0	0	(230)	(230)
		LAKESHORE PARK PLAZA DEBT - 6.78%	(666)	(648)	(631)	(155)	(154)	(152)	(151)	(612)	(150)	(115)	0	(265)
		KING MILL DEBT - 9%	0	(34)	(293)	(109)	(114)	(121)	(124)	(469)	(121)	(122)	(125)	(368)
		JEFFERSON MILL DEBT - 9%	0	0	(23)	(40)	(53)	(62)	(64)	(218)	(65)	(67)	(70)	(202)
		THE POINTS AT WATERVIEW DEBT - 5.66%	0	(11)	(1,051)	(284)	(263)	(262)	(261)	(1,070)	(259)	(258)	(257)	(774)
		TERMINUS 100 DEBT - 6.13%	0	0	0	0	0	0	(2,358)	(2,358)	(2,800)	(2,801)	(2,801)	(8,402)
		SAN JOSE MARKETCENTER DEBT - 5.6%	0	0	0	0	0	0	(448)	(448)	(1,223)	(1,224)	(1,225)	(3,672)
		2005 CREDIT FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	0	(8,752)	(2,732)	(3,578)	(1,704)	0	(8,014)	0	0	0	0
		2005 TERMINUS CONSTRUCTION FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	0	(2,598)	(1,072)	(1,265)	(910)	(19)	(3,265)	0	0	0	0
		BRIDGE LOAN — FLOATING @ LIBOR + .75%			0	0	0	(907)	52	(855)	0	0	0	0
		BANK OF AMERICA PLAZA FINANCING - 6.9575%	(10,406)	(10,197)	(7,447)	0	(2)	0	0	(2)	0	0	0	0
		THE AVENUE EAST COBB DEBT - 8.39%	(3,188)	(3,153)	(1,546)	0	0	0	0	0	0	0	0	0
		CREDIT FACILITY — FLOATING @ LIBOR + .90% to 1.50%	(764)	(3,979)	(2,103)	0	0	0	0	0	0	0	0	0
		OTHER	(6,594)	(1,312)	(363)	0	(2)	(2)	(2)	(6)	(2)	(1)	(4)	(7)
		CAPITALIZED	14,028	17,193	20,553	6,091	6,555	5,556	5,141	23,343	4,968	4,464	3,395	12,827

		TOTAL INTEREST EXPENSE CONSOLIDATED	(14,623)	(9,094)	(11,119)	0	(531)	(3,265)	(5,020)	(8,816)	(6,275)	(7,367)	(8,705)	(22,347)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2004	2005	2006	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD	2008 1st	2008 2nd	2008 3rd	2008 YTD

		OTHER EXPENSES — CONTINUING OPERATIONS:
		LOSS ON EXTINGUISHMENT OF DEBT (NOT ASSOCIATED WITH PROPERTY SALE)	0	0	0	0	0	(446)	0	(446)	0	0	0	0
		PROPERTY TAXES	(664)	(754)	(524)	(187)	165	(230)	(327)	(579)	(248)	(102)	(247)	(597)
		MINORITY INTEREST EXPENSE	(1,417)	(3,037)	(4,130)	(862)	(842)	285	(238)	(1,656)	(671)	(251)	(766)	(1,688)
		PREDEVELOPMENT & OTHER	(1,284)	(568)	(2,287)	(173)	(924)	(824)	(322)	(2,243)	(1,507)	(447)	(1,728)	(3,682)

		TOTAL OTHER EXPENSES	(3,365)	(4,359)	(6,941)	(1,222)	(1,601)	(1,215)	(887)	(4,925)	(2,426)	(800)	(2,741)	(5,967)

(E	)	OTHER EXPENSES — DISCONTINUED OPERATIONS:	(5,870)	0	0	0	0	0	0	0	0	0	0	0

		INCOME TAX (PROVISION)/BENEFIT:
		CONTINUING OPERATIONS	(2,744)	(7,756)	(4,193)	1,027	1,073	1,806	517	4,423	3,217	2,176	(916)	4,477
(E	)	DISCONTINUED OPERATIONS (1)	0	(126)	(2)	0	0	0	0	0	0	0	0	0

		TOTAL INCOME TAX (PROVISION)/BENEFIT	(2,744)	(7,882)	(4,195)	1,027	1,073	1,806	517	4,423	3,217	2,176	(916)	4,477

		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS:
		CONSOLIDATED	(2,652)	(2,951)	(2,911)	(501)	(746)	(752)	(769)	(2,768)	(770)	(961)	(989)	(2,720)
(E	)	DISCONTINUED OPERATIONS	0	0	0	0	(12)	(7)	(6)	(25)	(7)	(6)	(6)	(19)
		SHARE OF UNCONSOLIDATED JOINT VENTURES	0	0	0	0	0	(1)	(4)	(5)	(4)	(5)	(6)	(15)

		TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(2,652)	(2,951)	(2,911)	(501)	(758)	(760)	(779)	(2,798)	(781)	(972)	(1,001)	(2,754)

(F	)	JOINT VENTURE FFO (EXCLUDING 905 JUNIPER, 50 BISCAYNE, TEMCO, CL REALTY, PINE MOUNTAIN BUILDERS, HANDY ROAD & VERDE) (1):
		CP VENTURE TWO LLC	1,861	1,722	1,725	436	425	404	389	1,654	400	364	406	1,170
		CP VENTURE FIVE LLC	0	0	3,849	609	683	589	572	2,453	606	571	568	1,745
		TEN PEACHTREE PLACE ASSOCIATES	1,533	1,506	1,433	296	312	299	319	1,226	326	331	350	1,007
		CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)	1,208	1,191	1,208	302	302	302	302	1,208	302	302	302	906
		CRAWFORD LONG — CPI, LLC	1,447	1,865	2,007	515	524	532	476	2,047	533	526	523	1,582
		AVENUE MURFREESBORO	0	0	0	0	0	79	29	108	318	442	519	1,279
		OTHER	29,229	21,269	11,493	21	(18)	56	(234)	(175)	39	62	(26)	75

		TOTAL SHARE OF JOINT VENTURE FFO	35,278	27,553	21,715	2,179	2,228	2,261	1,853	8,522	2,524	2,598	2,642	7,764

		PREFERRED STOCK DIVIDENDS	(8,042)	(15,250)	(15,250)	(3,813)	(3,812)	(3,813)	(3,812)	(15,250)	(3,813)	(3,812)	(3,812)	(11,437)

		FFO AVAILABLE TO COMMON STOCKHOLDERS, EXCLUDING LOSS ON EXTINGUISHMENT OF DEBT	109,483	73,746	74,469	24,487	9,383	7,316	7,251	48,437	13,811	16,120	20,931	50,862

		LOSS ON EXTINGUISHMENT OF DEBT	(605)	0	(18,207)	0	0	0	0	0	0	0	0	0

		FFO AVAILABLE TO COMMON STOCKHOLDERS, AS DEFINED	108,878	73,746	56,262	24,487	9,383	7,316	7,251	48,437	13,811	16,120	20,931	50,862

		GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
		CONTINUING OPERATIONS	118,056	15,733	3,012	4,440	62	355	678	5,535	3,792	5,212	1,387	10,391
(G	)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES	(29,627)	(15,483)	(14,348)	(12,540)	0	1	(622)	(13,161)	(3,736)	(5,156)	(1,331)	(10,223)
		DISCONTINUED OPERATIONS	81,927	1,037	86,495	8,164	(22)	9,872	81	18,095	0	0	0	0
		SHARE OF UNCONSOLIDATED JOINT VENTURES	176,265	1,935	135,618	(44)	10	1,232	(12)	1,186	0	0	0	0

		TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	346,621	3,222	210,777	20	50	11,460	125	11,655	56	56	56	168

		DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
		CONSOLIDATED	(26,421)	(23,319)	(27,913)	(8,681)	(7,801)	(9,628)	(10,918)	(37,028)	(10,495)	(11,650)	(12,283)	(34,428)
(E	)	DISCONTINUED OPERATIONS	(13,456)	(10,316)	(12,866)	(338)	(148)	(167)	(168)	(821)	(167)	(168)	(132)	(467)
		SHARE OF UNCONSOLIDATED JOINT VENTURES	(15,880)	(8,842)	(8,819)	(1,081)	(1,089)	(1,132)	(1,269)	(4,571)	(1,366)	(1,447)	(1,594)	(4,407)

		TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(55,757)	(42,477)	(49,598)	(10,100)	(9,038)	(10,927)	(12,355)	(42,420)	(12,028)	(13,265)	(14,009)	(39,302)

		NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	399,742	34,491	217,441	14,407	395	7,849	(4,979)	17,672	1,839	2,911	6,978	11,728

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2004	2005	2006	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD	2008 1st	2008 2nd	2008 3rd	2008 YTD

COUSINS’ SHARE OF CP VENTURE TWO LLC (2):

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
COUSINS’ SHARE OF CP VENTURE TWO LLC -OFFICE PORTFOLIO	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%
OFFICE:
FIRST UNION TOWER	322	8	0	0	0	0	0	0	0	0	0	0
GRANDVIEW II	276	196	157	0	(1)	0	0	(1)	0	0	0	0
100 NORTH POINT CENTER EAST	0	0	0	0	0	0	0	0	0	0	0	0
200 NORTH POINT CENTER EAST	1	0	0	0	0	0	0	0	0	0	0	0
PRESBYTERIAN MEDICAL PLAZA	106	111	106	28	30	24	34	116	21	29	26	76

SUBTOTAL OFFICE	705	315	263	28	29	24	34	115	21	29	26	76

COUSINS’ SHARE OF CP VENTURE TWO LLC -RETAIL PORTFOLIO	11.50%	11.50%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%
RETAIL:
NORTH POINT MARKETCENTER	591	649	668	156	154	155	148	613	155	143	152	450
MANSELL CROSSING II	141	144	153	34	36	0	2	72	0	0	0	0
GREENBRIER MARKETCENTER	518	517	534	128	121	135	127	511	133	128	137	398
LOS ALTOS MARKETCENTER	363	354	358	89	89	89	78	345	90	65	91	246

SUBTOTAL RETAIL	1,613	1,664	1,713	407	400	379	355	1,541	378	336	380	1,094

TOTAL REVENUES LESS OPERATING EXPENSES	2,318	1,979	1,976	435	429	403	389	1,656	399	365	406	1,170
INTEREST EXPENSE	(248)	(240)	(231)	0	0	0	0	0	0	0	0	0
OTHER, NET	0	(17)	(20)	1	(4)	1	0	(2)	1	(1)	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	(209)	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,861	1,722	1,725	436	425	404	389	1,654	400	364	406	1,170
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(852)	(667)	(670)	(123)	(123)	(115)	(116)	(477)	(112)	(111)	(131)	(354)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	736	0	0	1,231	(7)	1,224	0	0	0	0

NET INCOME (LOSS)	1,009	1,055	1,791	313	302	1,520	266	2,401	288	253	275	816

COUSINS’ SHARE OF CP VENTURE FIVE (2):			40.63%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
THE AVENUE EAST COBB	0	0	1,382	201	192	156	174	723	175	182	184	541
THE AVENUE PEACHTREE CITY	0	0	843	132	122	123	114	491	122	116	112	350
THE AVENUE WEST COBB	0	0	1,132	158	179	184	164	685	167	142	152	461
THE AVENUE VIERA	0	0	947	154	159	155	152	620	164	155	153	472
VIERA MARKETCENTER	0	0	198	51	52	54	51	208	55	50	52	157

TOTAL REVENUES LESS OPERATING EXPENSES	0	0	4,502	696	704	672	655	2,727	683	645	653	1,981
INTEREST EXPENSE	0	0	(634)	(88)	(88)	(87)	(87)	(350)	(87)	(86)	(86)	(259)
OTHER, NET	0	0	(19)	1	68	4	4	77	10	12	1	23

FUNDS FROM OPERATIONS	0	0	3,849	609	684	589	572	2,454	606	571	568	1,745
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(2,018)	(298)	(332)	(331)	(244)	(1,205)	(261)	(269)	(359)	(889)

NET INCOME (LOSS)	0	0	1,831	311	352	258	328	1,249	345	302	209	856

COUSINS’ SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	2,211	2,326	2,239	496	511	497	516	2,020	516	521	539	1,576
INTEREST EXPENSE	(678)	(820)	(806)	(200)	(199)	(198)	(197)	(794)	(190)	(190)	(189)	(569)

FUNDS FROM OPERATIONS	1,533	1,506	1,433	296	312	299	319	1,226	326	331	350	1,007
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,134)	(1,128)	(1,060)	(271)	(250)	(270)	(261)	(1,052)	(267)	(267)	(267)	(801)

NET INCOME	399	378	373	25	62	29	58	174	59	64	83	206

COUSINS’ SHARE OF GATEWAY VILLAGE (2) (3):

REVENUES LESS OPERATING EXPENSES	1,208	1,191	1,208	302	302	302	302	1,208	302	302	302	906
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,208	1,191	1,208	302	302	302	302	1,208	302	302	302	906
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(32)	(33)	(32)	(8)	(8)	(8)	(8)	(32)	(8)	(8)	(8)	(24)

NET INCOME	1,176	1,158	1,176	294	294	294	294	1,176	294	294	294	882

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2004	2005	2006	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD	2008 1st	2008 2nd	2008 3rd	2008 YTD

COUSINS’ SHARE OF CRAWFORD LONG — CPI (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,071	3,467	3,586	906	913	920	862	3,601	918	909	904	2,731
INTEREST EXPENSE	(1,624)	(1,602)	(1,579)	(391)	(389)	(388)	(386)	(1,554)	(385)	(383)	(381)	(1,149)

FUNDS FROM OPERATIONS	1,447	1,865	2,007	515	524	532	476	2,047	533	526	523	1,582
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,352)	(1,447)	(1,468)	(347)	(340)	(336)	(329)	(1,352)	(321)	(321)	(321)	(963)

NET INCOME	95	418	539	168	184	196	147	695	212	205	202	619

COUSINS’ SHARE OF AVENUE MURFREESBORO (2):						50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	0	0	0	0	147	407	554	680	753	844	2,277
OTHER, NET		0	0	0	0	0	0	0	0	0	27	27
INTEREST EXPENSE	0	0	0	0	0	(68)	(374)	(442)	(362)	(311)	(352)	(1,025)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	(4)	(4)	(4)	(5)	(6)	(15)

FUNDS FROM OPERATIONS	0	0	0	0	0	79	29	108	314	437	513	1,264
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	(38)	(272)	(310)	(351)	(425)	(462)	(1,238)

NET INCOME	0	0	0	0	0	41	(243)	(202)	(37)	12	51	26

COUSINS’ SHARE OF 905 JUNIPER, LLC (2):		72%

MULTI-FAMILY SALES, NET OF COS	0	514	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	514	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	514	0	0	0	0	0	0	0	0	0	0

COUSINS’ SHARE OF 50 BISCAYNE, LLC (2):		40%	40%	40%	40%	40%	40%	40%	40%	40%	40%	40%

MULTI-FAMILY SALES, NET OF COS	0	6,515	10,172	2,289	1,676	(3,460)	(3,832)	(3,327)	199	195	1,263	1,657
OTHER, NET	0	153	171	135	128	115	2,764	3,142	451	(422)	(290)	(261)

FUNDS FROM OPERATIONS	0	6,668	10,343	2,424	1,804	(3,345)	(1,068)	(185)	650	(227)	973	1,396
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	6,668	10,343	2,424	1,804	(3,345)	(1,068)	(185)	650	(227)	973	1,396

COUSINS’ SHARE OF OTHER (2):

REVENUES LESS OPERATING EXPENSES	40,201	15,874	11,333	17	(11)	65	(9)	62	22	73	33	128
INTEREST EXPENSE	(8,478)	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	791	5,411	172	4	(7)	(8)	(227)	(238)	17	(11)	(59)	(53)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(35)	(16)	(12)	0	0	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	(3,250)	0	0	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	29,229	21,269	11,493	21	(18)	57	(236)	(176)	39	62	(26)	75
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(12,421)	(5,014)	(2,991)	(5)	(4)	(5)	(5)	(19)	(35)	(35)	(35)	(105)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	176,265	1,935	134,882	(44)	8	0	(5)	(41)	0	0	0	0

NET INCOME	193,073	18,190	143,384	(28)	(14)	52	(246)	(236)	4	27	(61)	(30)

COUSINS’ SHARE OF TEMCO ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	5,336	4,092	7,523	82	228	134	253	697	14	32	992	1,038
INTEREST EXPENSE	(135)	(152)	(146)	(35)	(35)	(35)	(34)	(139)	(34)	(33)	(33)	(100)
OTHER, NET	(6)	105	125	(45)	61	16	(306)	(274)	(89)	276	(128)	59
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	(21)	(21)	(21)	(63)

FUNDS FROM OPERATIONS	5,195	4,045	7,502	2	254	115	(87)	284	(130)	254	810	934
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(88)	(114)	(114)	(29)	(31)	(30)	(33)	(123)	(11)	(11)	(11)	(33)

NET INCOME	5,107	3,931	7,388	(27)	223	85	(120)	161	(141)	243	799	901

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2004	2005	2006	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD	2008 1st	2008 2nd	2008 3rd	2008 YTD

COUSINS’ SHARE OF CL REALTY, LLC (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	3,457	9,052	6,629	330	976	280	150	1,736	101	1,093	885	2,079
INTEREST EXPENSE	0	0	0	0	0	(48)	(51)	(99)	(44)	(40)	(88)	(172)
OTHER, NET	(220)	(150)	(137)	(53)	(58)	(210)	(317)	(638)	1,110	(12)	(100)	998

FUNDS FROM OPERATIONS	3,237	8,902	6,492	277	918	22	(218)	999	1,167	1,041	697	2,905
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	3,237	8,902	6,492	277	918	22	(218)	999	1,167	1,041	697	2,905

COUSINS’ SHARE OF PINE MOUNTAIN BUILDERS, LLC (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	398	725	739	(5)	18	(7)	35	41	6	43	0	49
OTHER, NET	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	398	725	739	(5)	18	(7)	35	41	6	43	0	49
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	398	725	739	(5)	18	(7)	35	41	6	43	0	49

COUSINS’ SHARE OF HANDY ROAD ASSOCIATES, LLC (2):			50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	(138)	0	0	0	0	0	(23)	(12)	(18)	(53)
OTHER, NET	0	0	(155)	(43)	(41)	(43)	(48)	(175)	(7)	(6)	(7)	(20)

FUNDS FROM OPERATIONS	0	0	(293)	(43)	(41)	(43)	(48)	(175)	(30)	(18)	(25)	(73)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME (LOSS)	0	0	(293)	(43)	(41)	(43)	(48)	(175)	(30)	(18)	(25)	(73)

COUSINS’ SHARE OF VERDE GROUP, LLC (2):		4.94%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	0	(483)	(214)	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(62)	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	(545)	(214)	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(439)	(467)	0	0	0	0	0	0	0	0	0

NET INCOME (LOSS)	0	(984)	(681)	0	0	0	0	0	0	0	0	0

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)
FOOTNOTES

(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2)	Cousins’ share of income from unconsolidated joint ventures has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(3)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 5 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of September 30, 2008
($ in thousands)

								Cousins’	Cousins’	Actual or
	Company	Total		Leased GLA (%)			Cousins’	Share of	Share of	Projected Dates
	Owned	Project		Total Project	Cousins’	Approximate	Share of	Cost Incurred	Remaining	for Completion and
Project	GLA (2)	GLA (3)		(fully executed)	Ownership %	Total Cost	Total Cost	at 9/30/08	Costs	Fully Operational/Sold
OFFICE/MULTI-FAMILY

Terminus 200 (Atlanta, GA)	565,000	565,000		3%	50%	$165,600	$82,800	$34,682	48,118	const. - 3Q-09 fully operational 3Q-10
191 Peachtree Tower (4) (Atlanta, GA)	1,221,000	1,221,000		72% / 89% (5)	100%	233,750	233,750	182,996	50,754	acquired 3Q-06 fully stabilized 2Q-12
Palisades West (Austin, TX)
Building 1	216,000	216,000		100%	50%					const. - 4Q-08 fully operational 4Q-08
Building 2	157,000	157,000		21%	50%					const. - 4Q-08 fully operational 4Q-09

Total — Palisades West	373,000	373,000				84,600	42,300	33,944	8,356

TOTAL OFFICE	2,159,000	2,159,000				483,950	358,850	251,622	107,228

10 Terminus Place (Atlanta, GA)	137 Units	137 Units		N/A	100%	80,800	80,800	77,697	3,103	const. - 4Q-08 fully sold - 3Q-11

Glenmore Garden Villas (Charlotte, NC)	71 Units	71 Units		N/A	50%	27,600	13,800	4,551	9,249	const. - 2Q-10 fully sold - 4Q-11

TOTAL MULTI-FAMILY	208 Units	208 Units	(6)			108,400	94,600	82,248	12,352

TOTAL OFFICE/MULTI-FAMILY	2,159,000	2,159,000				592,350	453,450	333,870	119,580

RETAIL
Tiffany Springs MarketCenter (Kansas City, MO)	246,000	584,000		87%	88.5%	59,700	52,828	47,319	5,508	const. - 3Q-08 fully operational 3Q-09
The Avenue Murfreesboro (Suburban Nashville, TN)
Phases I and II	692,000	692,000		77%	50%					const. - 4Q-07 fully operational 4Q-08
Phase III A	8,000	8,000		100%	50%					const. - 4Q-07 fully operational 4Q-07
Phase III B	19,000	19,000		0%	50%					const. - 2Q-10 fully operational 2Q-11
Phase IV A	19,000	19,000		100%	50%					const. - 3Q-08 fully operational 3Q-08
Phase IV B	16,000	16,000		0%	50%					const. - 2Q-10 fully operational 2Q-11
Phase V A	30,000	30,000		100%	50%					const. - 3Q-08 fully operational 3Q-08
Phase V B	26,000	26,000		0%	50%					const. - 2Q-10 fully operational 2Q-11

Total — Avenue Murfreesboro	810,000	810,000				153,100	76,550	63,086	13,465

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of September 30, 2008
($ in thousands)

							Cousins’		Cousins’	Actual or
	Company	Total	Leased GLA (%)			Cousins’	Share of		Share of	Projected Dates
	Owned	Project	Total Project	Cousins’	Approximate	Share of	Cost Incurred		Remaining	for Completion and
Project	GLA (2)	GLA (3)	(fully executed)	Ownership %	Total Cost	Total Cost	at 9/30/08		Costs	Fully Operational/Sold
RETAIL (continued)

The Avenue Forsyth (Suburban Atlanta, GA)

Phase IA	472,000	472,000	59%	88.5%						const. - 2Q-08 fully operational 2Q-09

Phase IB	64,000	64,000	0%	88.5%						const. - 3Q-10 fully operational 3Q-11

Total — Avenue Forsyth	536,000	536,000			145,100	128,400	106,326		22,074

The Avenue Carriage Crossing Expansion (7) (Suburban Memphis, TN)
Phase II	20,000	20,000	0%	100%	5,200	5,200	3,680		1,520	const. - 4Q-07 fully operational 4Q-08

TOTAL RETAIL	1,612,000	1,950,000			363,100	262,978	220,411		42,567

Accumulated Depreciation on Partially
Operational Properties and Cost of Sales on Multi-Family projects	—	—			—	—	(5,710)		—

TOTAL PORTFOLIO	3,771,000	4,109,000			$955,450	$716,428	$548,571	(8)	$162,147

(1)	This schedule includes all Office/Multi-Family and Retail projects under construction and redevelopment from the commencement of construction until the projects become fully operational pursuant to accounting principles generally accepted in the United States. Single-family residential projects are included on a separate schedule in this package. Amounts included in the total cost columns represent the estimated costs upon completion of the project and achievement of fully operational status. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected dates for completion and fully operational status shown above are also estimates and are subject to change as the projects proceed through the development process.

(2)	Company owned GLA includes square footage owned either directly by the Company or by a joint venture in which the Company is a partner.

(3)	Total project GLA includes anchor stores that may own their own property and other non-owned property contained within the named development.

(4)	191 Peachtree Tower is under redevelopment and repositioning and is treated as a development property for the purposes of this schedule, although its cost basis is included in operating properties on the Company’s consolidated balance sheets. 201 Peachtree, a 7,500 square foot building adjacent to 191 Peachtree Tower, is also under redevelopment and is included in the amounts above.

(5)	As of September 30, 2008, 89% leased but 72% leased excluding the Wachovia lease which is expected to expire on December 31, 2008. Leased square footage includes 65,000 square feet occupied by the Company.

(6)	As of October 31, 2008 only four unsold commercial units remain in the 50 Biscayne project.

(7)	A third party will share in the results of operations and any gain on sale of the property, even though shown as 100% owned.

(8)	Reconciliation to Condensed Consolidated Balance Sheet

Total Cousins’ Investment per above schedule	$548,571
Less: Operating Property under redevelopment/repositioning	(182,996)
Less: Investment in unconsolidated joint ventures
Palisades West	(33,944)
The Avenue Murfreesboro	(63,086)
Terminus 200	(34,682)
Glenmore Garden Villas	(4,551)
Add: Prudential’s 11.5% interest in Tiffany Springs MarketCenter	5,158
Add: Prudential’s 11.5% interest in The Avenue Forsyth	12,723

Consolidated projects under development per balance sheet	$247,193

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of September 30, 2008

					Percent Leased
				Company’s	(Fully Executed)
	Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
Property Description	Area	State	Square Feet	Interest	6/30/2008	9/30/2008
I. OFFICE OPERATING PROPERTIES
Gateway Village	Charlotte	North Carolina	1,065,000	50.00%	100%	100%
The American Cancer Society Center (Formerly The Inforum)	Atlanta	Georgia	993,000	100.00%	100%	100%
Terminus 100	Atlanta	Georgia	656,000	100.00%	95%	95%
One Georgia Center (a)	Atlanta	Georgia	375,000	88.50%	100%	100%
Emory Crawford Long Medical Office Tower	Atlanta	Georgia	358,000	50.00%	98%	98%
Ten Peachtree Place	Atlanta	Georgia	260,000	50.00%	94%	92%
The Points at Waterview	Dallas	Texas	203,000	100.00%	100%	100%
Lakeshore Park Plaza (b)	Birmingham	Alabama	196,000	100.00%	96%	96%
3100 Windy Hill Road (c)	Atlanta	Georgia	188,000	100.00%	0%	0%
Meridian Mark Plaza	Atlanta	Georgia	160,000	100.00%	100%	100%
555 North Point Center East	Atlanta	Georgia	152,000	100.00%	96%	98%
333 North Point Center East	Atlanta	Georgia	130,000	100.00%	100%	100%
200 North Point Center East	Atlanta	Georgia	130,000	100.00%	83%	100%
100 North Point Center East	Atlanta	Georgia	128,000	100.00%	97%	97%
600 University Park Place (b)	Birmingham	Alabama	123,000	100.00%	100%	100%
Galleria 75	Atlanta	Georgia	114,000	100.00%	72%	72%
Cosmopolitan Center	Atlanta	Georgia	85,000	100.00%	85%	93%
Presbyterian Medical Plaza at University	Charlotte	North Carolina	69,000	11.50%	100%	83%
AtheroGenics	Atlanta	Georgia	51,000	100.00%	100%	100%
Inhibitex	Atlanta	Georgia	51,000	100.00%	100%	100%

Total Office Operating Portfolio			5,487,000			94	%(c)

OFFICE DEVELOPMENT/REDEVELOPMENT PROPERTIES (d)
191 Peachtree Tower (e)	Atlanta	Georgia	1,221,000	100.00%	86%	89%
Terminus 200 (a)	Atlanta	Georgia	565,000	50.00%	0%	3%
Palisades West Building 1	Austin	Texas	216,000	50.00%	100%	100%
Palisades West Building 2	Austin	Texas	157,000	50.00%	21%	21%

Total Office Development/Redevelopment Properties			2,159,000

TOTAL OFFICE, OPERATING AND DEVELOPMENT/REDEVELOPMENT			7,646,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of September 30, 2008

					Percent Leased
				Company’s	(Fully Executed)
	Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
Property Description	Area	State	Square Feet	Interest	6/30/2008	9/30/2008
II. RETAIL OPERATING PROPERTIES
The Avenue Carriage Crossing (b)	Memphis	Tennessee	491,000	100.00%	92%	92%
North Point MarketCenter	Atlanta	Georgia	401,000	10.32%	100%	100%
Greenbrier MarketCenter	Chesapeake	Virginia	376,000	10.32%	99%	99%
The Avenue Webb Gin	Atlanta	Georgia	356,000	100.00%	83%	81%
The Avenue Viera	Viera	Florida	332,000	11.50%	94%	95%
The Avenue West Cobb	Atlanta	Georgia	257,000	11.50%	94%	93%
The Avenue East Cobb	Atlanta	Georgia	231,000	11.50%	99%	100%
San Jose MarketCenter	San Jose	California	214,000	100.00%	97%	97%
The Avenue Peachtree City	Atlanta	Georgia	183,000	11.50%	98%	98%
Viera MarketCenter	Viera	Florida	178,000	11.50%	95%	95%
Los Altos MarketCenter	Long Beach	California	157,000	10.32%	100%	100%

Total Retail Operating Properties			3,176,000			91%

RETAIL DEVELOPMENT PROPERTIES (d)
The Avenue Murfreesboro (f)	Nashville	Tennessee	810,000	50.00%	77%	79%
The Avenue Forsyth (a) (f)	Atlanta	Georgia	536,000	88.50%	58%	59%
Tiffany Springs MarketCenter (a)	Kansas City	Missouri	246,000	88.50%	68%	69%
The Avenue Carriage Crossing Expansion (b)	Memphis	Tennessee	20,000	100.00%	0%	0%

Total Retail Development Properties			1,612,000

TOTAL RETAIL, OPERATING AND DEVELOPMENT			4,788,000

III. INDUSTRIAL OPERATING PROPERTIES
Lakeside Ranch Business Park-Building 20	Dallas	Texas	749,000	(a )	48%	48%
King Mill Distribution Park-Building 3A	Atlanta	Georgia	417,000	75.00%	100%	100%
King Mill Distribution Park-Building 3B	Atlanta	Georgia	379,000	75.00%	0%	0%
Jefferson Mill Business Park-Building A	Atlanta	Georgia	459,000	75.00%	0%	0%

TOTAL INDUSTRIAL OPERATING PROPERTIES			2,004,000			40%

TOTAL PORTFOLIO OPERATING AND DEVELOPMENT			14,438,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of September 30, 2008

		Company	Weighted	Percent Leased -
		Share of	Portfolio	Fully Executed
	Rentable	Rentable	Ownership	Excludes
	Square Feet	Square Feet	%	Development Properties
SUMMARY BY TYPE
Office	7,646,000	6,231,000	61%	94	%(c)
Retail	4,788,000	2,411,000	23%	91%
Industrial	2,004,000	1,690,000	16%	40%

TOTAL	14,438,000	10,332,000	100%

SUMMARY BY STATE
Georgia	8,836,000	6,872,000	67%	80%
Texas	1,325,000	1,139,000	11%	59%
Tennessee	1,321,000	916,000	9%	92%
North Carolina	1,134,000	540,000	5%	100%
Alabama	319,000	319,000	3%	98%
California	371,000	230,000	2%	97%
Missouri	246,000	218,000	2%	N/A
Florida	510,000	59,000	1%	95%
Virginia	376,000	39,000	0%	99%

	14,438,000	10,332,000	100%

(a)	This project is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.

(b)	These projects are shown as 100% owned by the Company; however, they are owned in a joint venture with a third party who may receive a participation in operations and/or on sale of the property depending upon achievement of certain thresholds.

(c)	The 3100 Windy Hill Road office building was sold to a third party on October 7, 2008. The Office Portfolio was 98% leased at September 30, 2008, excluding this property.

(d)	These properties are under construction, redevelopment and/or in lease up.

(e)	Operating property purchased with intent to redevelop and reposition. 201 Peachtree, a 7,500 square foot building adjacent to 191 Peachtree Tower, is also under redevelopment and is included in the amounts above.

(f)	Total square footage for this property includes anticipated expansions; however, the percent leased excludes the expansions.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY INFORMATION

	Third Quarter 2008 vs			Nine Months
	Second Quarter 2008			2008 vs 2007
	Office	Retail	Total	Office	Retail	Total
Rental Property Revenues(1) less Operating Expenses	2.3%	5.1%	3.6%	9.5%	-1.3%	5.1%

Cash Basis Rental Property Revenues(2) less Operating Expenses	2.0%	4.7%	3.2%	12.1%	-1.0%	6.7%

Note: The following properties are included in the same property portfolio:	Office

	Gateway Village	333 Northpoint Center East
	American Cancer Society Center (formerly Inforum)	200 Northpoint Center East
	One Georgia Center	100 Northpoint Center East
	Emory Crawford Long Medical Office Tower	600 University Park Place
	Ten Peachtree Place	Galleria 75
	The Points at Waterview	Cosmopolitan Center
	Lakeshore Park Plaza	Presbyterian Medical Plaza
	3100 Windy Hill Road	AtheroGenics
	Meridian Mark Plaza	Inhibitex
	555 Northpoint Center East	Sono Renaissance

Retail

	The Avenue Carriage Crossing	The Avenue Peachtree City
	North Point MarketCenter	Viera MarketCenter
	Greenbrier MarketCenter	Los Altos MarketCenter
	The Avenue Viera	San Jose MarketCenter (3Q to 2Q only)
	The Avenue West Cobb	The Avenue Webb Gin (3Q to 2Q only)
The Avenue East Cobb

(1)	Rental Property Revenues is Total Rental Property Revenues of the Company and its unconsolidated joint ventures.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes straight-line rents and amortization of acquired above and below market leases.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of September 30, 2008
OFFICE
As of September 30, 2008, the Company’s office portfolio included 20 commercial office buildings, excluding all properties currently under development, held for redevelopment and buildings in lease-up stage. The weighted average remaining lease term of these office buildings was approximately eight years as of September 30, 2008. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2017 &
	2008	2009	2010	2011	2012	2013	2014	2015	2016	Thereafter	Total
Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	108,033	401,352	185,810	437,509	192,058	446,430	214,679	233,093	636,858	1,396,605	4,252,427
% of Leased Space	3%	9%	4%	10%	5%	10%	5%	6%	15%	33%	100%
Annual Contractual
Rent (000’s) (2)	$1,703	$5,647	$2,974	$6,073	$3,400	$8,604	$4,868	$4,482	$11,545	$31,258	$80,554
Annual Contractual
Rent/Sq. Ft. (2)	$15.76	$14.07	$16.01	$13.88	$17.70	$19.27	$22.68	$19.23	$18.13	$22.38	$18.94

Wholly Owned:
Square Feet Expiring (1)	106,562	374,534	173,567	418,615	139,464	300,243	195,512	214,683	99,251	1,063,428	3,085,859 (3)
% of Leased Space	3%	12%	6%	14%	5%	10%	6%	7%	3%	34%	100%
Annual Contractual
Rent (000’s) (2)	$1,681	$5,244	$2,766	$5,851	$2,359	$5,914	$4,386	$4,210	$1,599	$26,337	$60,347
Annual Contractual
Rent/Sq. Ft. (2)	$15.77	$14.00	$15.94	$13.98	$16.91	$19.70	$22.43	$19.61	$16.12	$24.77	$19.56

Joint Venture:
Square Feet Expiring (1)	2,878	41,118	18,589	32,285	135,014	278,700	38,333	23,697	1,071,594	446,007	2,088,215 (4)
% of Leased Space	0%	2%	1%	2%	7%	13%	2%	1%	51%	21%	100%
Annual Contractual
Rent (000’s) (2)	$53	$690	$333	$423	$2,707	$5,185	$964	$370	$19,829	$7,283	$37,837
Annual Contractual
Rent/Sq. Ft. (2)	$18.53	$16.78	$17.93	$13.11	$20.05	$18.60	$25.15	$15.60	$18.50	$16.33	$18.12

(1)	Where a tenant has the option to cancel its lease without penalty, the lease expiration date used in the table above reflects the cancellation option date rather than the lease expiration date.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Rentable square feet leased as of September 30, 2008 out of approximately 3,360,000 total rentable square feet.

(4)	Rentable square feet leased as of September 30, 2008 out of approximately 2,127,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of September 30, 2008
RETAIL
As of September 30, 2008, the Company’s retail portfolio included 11 retail properties, excluding all properties currently under development and/or in lease-up. The weighted average remaining lease term of these retail properties was approximately nine years as of September 30, 2008. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2017 &
	2008	2009	2010	2011	2012	2013	2014	2015	2016	Thereafter	Total
Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	10,752	12,584	26,814	89,065	69,692	32,109	21,426	78,527	383,249	448,925	1,173,143
% of Leased Space	1%	1%	2%	7%	6%	3%	2%	7%	33%	38%	100%
Annual Contractual Rent(000’s)(2)	$144	$266	$567	$2,336	$1,621	$836	$508	$2,078	$9,617	$9,730	$27,703
Annual Contractual Rent/Sq.Ft.(2)	$13.40	$21.10	$21.15	$26.22	$23.26	$26.02	$23.69	$26.46	$25.09	$21.67	$23.61

Wholly Owned:
Square Feet Expiring (1)	7,721	1,826	3,204	61,159	36,594	16,635	2,275	54,561	362,301	400,733	947,009 (3)
% of Leased Space	1%	0%	0%	7%	4%	2%	0%	6%	38%	42%	100%
Annual Contractual Rent(000’s)(2)	$122	$34	$101	$1,895	$953	$442	$82	$1,595	$9,173	$8,934	$23,331
Annual Contractual Rent/Sq.Ft.(2)	$15.75	$18.40	$31.45	$30.99	$26.05	$26.56	$36.00	$29.23	$25.32	$22.30	$24.64

Joint Venture:
Square Feet Expiring (1)	28,984	99,352	215,300	264,325	306,871	136,971	170,097	216,455	190,909	432,576	2,061,840 (4)
% of Leased Space	1%	5%	11%	13%	15%	7%	8%	10%	9%	21%	100%
Annual Contractual Rent(000’s)(2)	$207	$2,112	$4,201	$4,087	$6,113	$3,477	$3,763	$4,307	$4,005	$7,221	$39,493
Annual Contractual Rent/Sq.Ft.(2)	$7.16	$21.26	$19.51	$15.46	$19.92	$25.39	$22.12	$19.90	$20.98	$16.69	$19.15

(1)	Certain leases contain termination options, with or without penalty, if co-tenancy clauses or sales volume levels are not achieved. The expiration date per the lease is used for these leases in the above table, although early termination is possible.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Gross leasable area leased as of September 30, 2008 out of approximately 1,061,000 total gross leasable area.

(4)	Gross leasable area leased as of September 30, 2008 out of approximately 2,115,000 total gross leasable area.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of September 30, 2008
INDUSTRIAL
As of September 30 2008, the Company’s operating industrial portfolio consisted of King Mill Distribution Park, Building 3, which is divided into two Phases (one of which is leased), Jefferson Mill Distribution Park, Building A, and Lakeside Ranch Business Park, Building 20. The leases provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2012	Total
Company’s % share of Joint Venture Properties:
Square Feet Expiring	668,671	668,671
% of Leased Space	100%	100%
Annual Contractual Rent (000’s) (1)	$2,063	$2,063
Annual Contractual Rent/Sq. Ft. (1)	$3.09	$3.09

Joint Venture:
Square Feet Expiring	773,021	773,021 (2)
% of Leased Space	100%	100%
Annual Contractual Rent (000’s) (1)	$2,368	$2,368
Annual Contractual Rent/Sq. Ft. (1)	$3.06	$3.06

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. The contractual rental rate shown is the estimated rate in the year of expiration.

(2)	Rentable square feet leased as of September 30, 2008 out of approximately 2,004,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET IN OPERATING PORTFOLIO
As of September 30, 2008

			Percentage of Total Portfolio	Average Remaining
	Tenant (1)	Product Type	at the Company’s Share (2)	Lease Term (Years)
1.	Bank of America	Office	7.1%	7.3
2.	HD Supply	Industrial	4.7%	3.6
3.	Snapper	Industrial	4.2%	3.4
4.	American Cancer Society	Office	3.7%	13.8
5.	Georgia Department of Transportation	Office	3.3%	9.8
6.	AT&T	Office	1.8%	1.0
7.	Georgia Lottery Corporation	Office	1.7%	11.2
8.	Internap Network Services	Office	1.6%	11.6
9.	AGL Services Company	Office	1.5%	4.5
10.	MedAssets Net Revenue Systems, LLC	Office	1.5%	6.5
11.	Bombardier Aerospace Corporation	Office	1.3%	4.4
12.	CB Richard Ellis	Office	1.3%	8.8
13.	Emory University	Office	1.0%	8.2
14.	US South Communications	Office	1.0%	2.6
15.	Citigroup	Office	0.9%	10.0
16.	Northside Hospital	Office	0.9%	3.2
17.	KIDS II, Inc.	Office	0.9%	7.3
18.	The Gap Inc.	Retail	0.8%	2.8
19.	Turner Broadcasting System, Inc.	Office	0.8%	2.7
20.	Barnes & Noble	Retail	0.8%	7.2
21.	Sapient Corporation	Office	0.8%	0.7
22.	Premiere Global Services, Inc.	Office	0.7%	9.9
23.	Inhibitex	Office	0.7%	6.6
24.	AtheroGenics	Office	0.7%	0.4
25.	Wachovia	Office	0.6%	8.8

	Total leased square feet of Top 25 Largest Tenants		44.3%	6.7

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.

(2)	Percentages are based on square footage of operating properties only, and thus exclude properties under development, held for redevelopment and properties in the lease-up stage.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of September 30, 2008

		Company’s	Developable		Cost
		Ownership	Land Area	Year	Basis
Description and Location	Zoned Use	Interest	(Acres)	Acquired	($000)(2)
CONSOLIDATED
Round Rock/Austin, Texas Land Austin, TX	Retail and Commercial	100%	60	2005	$17,115

King Mill Distribution Park Suburban Atlanta, GA	Industrial	100% (3)	130	2005	17,018

Jefferson Mill Business Park Suburban Atlanta, GA	Industrial and Commercial	100% (3)	172	2006	13,701

Terminus Atlanta, GA	Mixed Use	100%	3	2005	10,854

615 Peachtree Street Atlanta, GA	Mixed Use	100%	2	1996	10,164

Lakeside Ranch Business Park Dallas, TX	Industrial and Commercial	(4)	48	2006	9,282

Research Park V Austin, TX	Commercial	100%	6	1998	4,933

Lancaster Dallas, TX	Industrial	(4)	47	2007	4,847

Land Adjacent to The Avenue Forsyth Suburban Atlanta, GA	Retail	100%	11	2007	4,512

505 & 511 Peachtree Street Atlanta, GA	Mixed Use	100%	1	2004	3,389

North Point Suburban Atlanta, GA	Mixed Use	100%	37	1970-1985	3,162

555 & 557 Peachtree Street Atlanta, GA	Mixed Use	100%	1	2004	2,600

Land Adjacent to The Avenue Carriage Crossing Suburban Memphis, TN	Retail	100%	2	2004	1,969

Land Adjacent to The Avenue Webb Gin Suburban Atlanta, GA	Retail	100%	2	2005	946

Wildwood Office Park Suburban Atlanta, GA	Mixed Use	100%	23	1971-1989	883

The Lakes at Cedar Grove Suburban Atlanta, GA	Mixed Use	100%	9	2002	—	(5)

TOTAL CONSOLIDATED LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT					$105,375

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of September 30, 2008

		Company’s	Developable		Cost
		Ownership	Land Area	Year	Basis
Description and Location	Zoned Use	Interest	(Acres)	Acquired	($000)(2)
JOINT VENTURES
TEMCO ASSOCIATES TRACTS:
Paulding County Suburban Atlanta, GA	Residential and Mixed Use	50%	5,641	2005	$13,161

Happy Valley Suburban Atlanta, GA	Residential	50%	228	2003	2,755

Seven Hills Suburban Atlanta, GA	Residential and Mixed Use	50%	85	2002-2005	—	(5)

CL REALTY, L.L.C. TRACTS:
Padre Island Corpus Christi, TX	Residential and Mixed Use	50%	15	2005	11,545

Summer Creek Ranch Forth Worth, TX	Residential and Mixed Use	50%	363	2002	—	(5)

Long Meadow Farms Houston, TX	Residential and Mixed Use	19%	156	2002	—	(5)

Waterford Park Rosenberg, TX	Commercial	50%	37	2005	—	(5)

Summer Lakes Rosenberg, TX	Commercial	50%	4	2003	—	(5)

Village Park McKinney, TX	Residential	50%	2	2003-2005	—	(5)

OTHER JOINT VENTURES:

Wildwood Office Park Suburban Atlanta, GA	Office and Commercial	50%	36	1971-1989	21,856

Handy Road Associates, LLC Suburban Atlanta, GA	Large Lot Residential	50%	1,187	2004	5,308

Total Acres			8,308

(1)	The following properties include adjacent building pads. The aggregate cost of these pads is included in Operating Properties in the Company’s consolidated financial statements or the applicable joint venture’s financial statements. The square footage of potential buildings which could be built on the land is estimated as follows:

	Ownership Interest	Square Footage

Ten Peachtree Place	50.0%	400,000
One Georgia Center	88.5%	300,000
The Points at Waterview	100.0%	60,000

(2)	Cost Basis reflects the Company’s basis for consolidated properties and the venture’s basis for joint venture properties.

(3)	A third party has the option to purchase certain tracts aggregating approximately 145 acres through June 30, 2011, under certain circumstances, and is obligated to purchase certain other tracts aggregating approximately 89 acres on or before December 31, 2009.

(4)	This project is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale most likely will be disproportionate.

(5)	These residential communities have adjacent land that may be sold to third parties in large tracts for residential, multi-family or commercial development. The basis of these tracts and the lot inventory are included on the Inventory of Residential Lots schedule.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS
As of September 30, 2008

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Cost
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	Basis (2)
Cousins Real Estate Corporation (Consolidated)
The Lakes at Cedar Grove (3)	2001	10	906	73	—	—	702	204	$5,105
Fulton County
Suburban Atlanta, GA
Callaway Gardens (50% owned)(4)	2006	8	559	109	1	9	11	548	12,916
Harris County
Pine Mountain, GA
Blalock Lakes	2006	9	399	94	—	1	16	383	35,664
Coweta County
Newnan, GA
Longleaf at Callaway (5)	2002	7	138	16	—	1	123	15	488
Harris County
Pine Mountain, GA
River’s Call	1999	11	107	14	1	1	94	13	556
East Cobb County
Suburban Atlanta, GA

Total consolidated			2,109	306	2	12	946	1,163	54,729

Temco Associates (50% owned) (6)

Bentwater	1998	11	1,676	5	—	—	1,671	5	15
Paulding County
Suburban Atlanta, GA
The Georgian (75% owned)	2003	14	1,385	260	—	1	288	1,097	23,088
Paulding County
Suburban Atlanta, GA
Seven Hills	2003	9	1,077	264	—	7	634	443	15,890
Paulding County
Suburban Atlanta, GA
Harris Place	2004	6	27	9	—	—	18	9	649
Paulding County
Suburban Atlanta, GA

Total Temco			4,165	538	—	8	2,611	1,554	39,642

CL Realty, LLC (50% owned) (6)

Long Meadow Farms (37.5% owned)	2003	14	2,106	156	—	3	602	1,504	19,129
Fort Bend County
Houston, TX
Summer Creek Ranch	2003	13	2,568	187	1	3	796	1,772	22,940
Tarrant County
Fort Worth, TX
Bar C Ranch	2004	15	1,181	138	—	1	176	1,005	8,250
Tarrant County
Fort Worth, TX
Summer Lakes	2003	10	1,144	177	—	31	325	819	7,632
Fort Bend County
Rosenberg, TX

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS
As of September 30, 2008

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Cost
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	Basis (2)
CL Realty, LLC, continued

Southern Trails (80% owned)	2005	9	1,069	46	16	60	310	759	$21,053
Brazoria County
Pearland, TX
Village Park	2003	7	560	17	2	4	339	221	7,014
Collin County
McKinney, TX
Waterford Park	2005	7	493	—	—	—	—	493	8,098
Fort Bend County
Rosenberg, TX
Stonewall Estates (50% owned)	2005	7	354	103	23	33	147	207	7,108
Bexar County
San Antonio, TX
Manatee River Plantation	2003	8	457	109	—	—	348	109	4,186
Manatee County
Tampa, FL
Stillwater Canyon	2003	8	335	6	—	—	226	109	2,967
Dallas County
DeSoto, TX
Creekside Oaks	2003	10	301	176	—	—	125	176	6,072
Manatee County
Bradenton, FL
Blue Valley (25% owned)	2005	7	198	3	—	—	25	173	33,256
Cherokee & Fulton Counties
Alpharetta, GA
Village Park North	2005	7	189	12	6	10	67	122	2,428
Collin County
McKinney, TX
Bridle Path Estates	2004	8	87	—	—	—	—	87	3,433
Hillsborough County
Tampa, FL
West Park	2005	8	85	—	—	—	21	64	5,258
Cobb County
Suburban Atlanta, GA

Total CL Realty			11,127	1,130	48	145	3,507	7,620	158,824

Total			17,401	1,974	50	165	7,064	10,337	$253,195

Company Share of Total			8,375	973	18	69	3,698	4,676	$122,287

Company Weighted Average Ownership			48%	49%	36%	42%	52%	45%	48%

(1)	This estimate represents the total projected development capacity for a development on both owned land and land expected to be purchased for further development. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	Includes cost basis of land tracts as detailed on the Inventory of Land Held for Investment or Future Development schedule.

(3)	A third party has a participation in this project after certain thresholds are met.

(4)	Callaway Gardens is owned in a joint venture which is consolidated with the Company. The partner is entitled to a share of the profits after the Company’s capital is recovered.

(5)	Longleaf at Callaway lots are sold to a home building venture, of which the Company is a joint venture partner. As a result of this relationship, the Company recognizes profits when houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments. As of September 30, 2008, 119 houses have been sold by this venture.

(6)	The Company owns 50% of Temco Associates and CL Realty, LLC. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 for a description of these entities.

COUSINS PROPERTIES INCORPORATED
DEBT OUTSTANDING
AS OF SEPTEMBER 30, 2008

							Company’s	Company’s	Total	Weighted
	Total		Ownership	Maturity	Rate end of		Share	Share	Company	Average Years
Description (Interest Rate Base, if not fixed)	Debt		Percentage	Date	Quarter		Recourse	Non-Recourse (1)	Share	to Maturity

CONSOLIDATED DEBT
CORPORATE CREDIT FACILITY, UNSECURED (LIBOR + 0.75%-1.25%)	$221,000		100%	8/29/2011	4.88%		$221,000	$—	$221,000
UNSECURED TERM LOAN	100,000		100%	8/29/2012	5.91	%(2)	100,000		100,000
TERMINUS 100 (INTEREST ONLY)	180,000		100%	10/1/2012	6.13%		5,000	175,000	180,000
THE AMERICAN CANCER SOCIETY CENTER (INTEREST ONLY UNTIL 10/1/2011) (3)	136,000		100%	9/1/2017	6.45%			136,000	136,000
SAN JOSE MARKETCENTER (INTEREST ONLY) (3)	83,300		100%	12/1/2010	5.60%			83,300	83,300
333/555 NORTH POINT CENTER EAST	28,297		100%	11/1/2011	7.00%		28,297		28,297
MERIDIAN MARK PLAZA	22,870		100%	9/1/2010	8.27%			22,870	22,870
100/200 NORTH POINT CENTER EAST (INTEREST ONLY UNTIL 7/1/2010)	25,000		100%	6/1/2012	5.39%			25,000	25,000
THE POINTS AT WATERVIEW	17,531		100%	1/1/2016	5.66%			17,531	17,531
600 UNIVERSITY PARK	12,816		100%	8/10/2011	7.38%			12,816	12,816
LAKESHORE PARK PLAZA	18,323		100%	8/1/2012	5.89%			18,323	18,323
KING MILL PROJECT I (INTEREST ONLY)(4)	2,703		75%	8/29/2011	9.00%			2,703	2,703
KING MILL PROJECT I (INTEREST ONLY)(4)	2,047		75%	6/26/2009	9.00%			2,047	2,047
JEFFERSON MILL PROJECT I (INTEREST ONLY)(4)	2,620		75%	9/13/2009	9.00%			2,620	2,620
VARIOUS	264		100%	VARIOUS	VARIOUS		44	220	264

TOTAL CONSOLIDATED	852,771	(5)			5.87%		354,341	498,430	852,771	4.2

UNCONSOLIDATED DEBT
CF MURFREESBORO ASSOCIATES (LIBOR +1.15%) ($131MM CONSTRUCTION LOAN)	107,051		50%	7/20/2010	5.08%		21,410	32,116	53,526
EMORY CRAWFORD LONG MEDICAL OFFICE TOWER	50,890		50%	6/1/2013	5.90%			25,445	25,445
AVENUE EAST COBB	37,167		11.5%	8/1/2010	8.39%			4,274	4,274
TEN PEACHTREE PLACE	27,999		50%	4/1/2015	5.39%			14,000	14,000
HANDY ROAD ASSOCIATES (PRIME +0.5%)	3,251		50%	3/31/2010	5.50%			1,626	1,626
PINE MOUNTAIN BUILDERS (PRIME)	3,022		50%	6/26/2009	5.00%			1,511	1,511
TERMINUS 200 LLC (LIBOR + 1.65%) ($138MM CONSTRUCTION LOAN)	26,529		50%	6/6/2011	5.58%		13,265	—	13,265
GLENMORE GARDENS VILLA (LIBOR + 2.25%) ($13.5MM CONSTRUCTION LOANS)	6,812		50%	10/3/2010	6.18%		3,406	—	3,406
TEMCO:
BENTWATER LINKS	3,226		50%	1/22/2009	7.98%			1,613	1,613
BENTWATER LINKS, EQUIPMENT NOTE	23		50%	1/15/2009	7.00%			12	12
CL REALTY:
SUMMER LAKES (PRIME + 1.5%)	2,338		50%	2/22/2009	6.50%			1,169	1,169
MCKINNEY VILLAGE PARK (LIBOR + 2.25%)	1,124		50%	3/28/2009	6.18%			337	337
WATERFORD PARK (PRIME + 1.5%)	1,137		50%	5/8/2009	6.50%			569	569

TOTAL UNCONSOLIDATED	270,569				5.56%		38,081	82,672	120,753	3.0

TOTAL ADJUSTED DEBT	$1,123,340				5.83%		$392,422	$581,102	$973,524	4.1

INVESTMENT ENTITY DEBT (6)
CHARLOTTE GATEWAY VILLAGE	$125,307		50%	12/1/2016	6.41%			$62,654	$62,654
CL REALTY:
BLUE VALLEY (PRIME)	22,960		12.5%	9/30/2009	5.00%			2,870	2,870
LONG MEADOW FARMS (PRIME )	2,574		18.75%	9/8/2009	5.00%			483	483
STONEWALL ESTATES (PRIME)	3,928		25.0%	5/31/2010	5.00%			982	982

TOTAL INVESTMENT ENTITY DEBT	154,769				6.34%		—	66,989	66,989	7.7

TOTAL	$1,278,109				5.87%		$392,422	$648,091	$1,040,513	4.3

(1)	Subject to customary carve-outs for non-recourse loans.

(2)	The interest rate on this instrument is LIBOR plus 0.70% to 1.20%. The Company entered into an interest rate swap that effectively fixes the underlying LIBOR rate at 5.01%. Rate at the end of the quarter represents stated rate of LIBOR plus 0.90% plus interest rate swap differential.

(3)	The real estate and other assets of these properties are restricted under loan agreements such that these assets are not available to settle other debts of the Company.

(4)	Represents a secured note payable with Weeks Properties CW Holdings, LLC, the Company’s 25% partner in the development of King Mill Project I and Jefferson Mill Project I.

(5)	Subsequent to quarter end, the Company entered into two $75 million interest rate swaps on floating-rate LIBOR-based borrowings at 2.995% and 2.69% for two years.

(6)	An investment entity is defined as an entity where the Company (1) has a fixed commitment to the venture, (2) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings and (3) is not the managing member of the venture. Investment entity debt is not included in any of the financial covenant calculations in the Company’s credit facility.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Second Quarter 2008 Compared to Third Quarter 2008
(in thousands, except percentages)

	Same Property
	Office			Retail			Total			Non-Same		All Properties
	Q2 2008	Q3 2008	% Change	Q2 2008	Q3 2008	% Change	Q2 2008	Q3 2008	% Change	Q2 2008	Q3 2008	Q2 2008	Q3 2008

RENTAL PROPERTY REVENUES	$28,999	$29,847		$20,185	$20,190		$49,184	$50,037		$15,673	$16,867	$64,857	$66,904

RENTAL PROPERTY OPERATING EXPENSES	11,603	12,045		6,337	5,637		17,940	17,682		6,114	6,144	24,054	23,826

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$17,396	$17,802	2.3%	$13,848	$14,553	5.1%	$31,244	$32,355	3.6%	$9,559	$10,723	$40,803	$43,078

RENTAL PROPERTY REVENUES	$28,999	$29,847		$20,185	$20,190		$49,184	$50,037		$15,673	$16,867	$64,857	$66,904
Less: STRAIGHT-LINE RENTS	108	166		299	365		407	531		2,251	1,800	2,658	2,331
AMORTIZATION OF LEASE INDUCEMENTS	(47)	(54)		21	21		(26)	(33)		(189)	(168)	(215)	(201)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	4	4		0	0		4	4		(816)	(841)	(812)	(837)

CASH BASIS RENTAL PROPERTY REVENUES (1)	28,934	29,731		19,865	19,804		48,799	49,535		14,427	16,076	63,226	65,611

RENTAL PROPERTY OPERATING EXPENSES	11,603	12,045		6,337	5,637		17,940	17,682		6,114	6,144	24,054	23,826

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$17,331	$17,686	2.0%	$13,528	$14,167	4.7%	$30,859	$31,853	3.2%	$8,313	$9,932	$39,172	$41,785

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$28,999	$29,847		$20,185	$20,190		$49,184	$50,037		$15,673	$16,867	$64,857	$66,904
RENTAL PROPERTY OPERATING EXPENSES	11,603	12,045		6,337	5,637		17,940	17,682		6,114	6,144	24,054	23,826

	$17,396	$17,802		$13,848	$14,553		$31,244	$32,355		$9,559	$10,723	$40,803	$43,078

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$22,117	$23,696
DISCONTINUED OPERATIONS (3)												(167)	(293)
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												3,568	3,681

COMPANY’S’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												25,518	27,084
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												15,285	15,994

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$40,803	$43,078

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(2)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Nine Months 2008 Compared to Nine Months 2007
(in thousands, except percentages)

	Same Property									Non-Same		All Properties
	Office			Retail			Total
	9M 2007	9M 2008	% Change	9M 2007	9M 2008	% Change	9M 2007	9M 2008	% Change	9M 2007	9M 2008	9M 2007	9M 2008

RENTAL PROPERTY REVENUES	$80,381	$87,010		$45,683	$46,429		$126,064	$133,439		$31,986	$60,709	$158,050	$194,148

RENTAL PROPERTY OPERATING EXPENSES	32,965	35,080		12,593	13,760		45,558	48,840		11,331	21,314	56,889	70,154

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$47,416	$51,930	9.5%	$33,090	$32,669	-1.3%	$80,506	$84,599	5.1%	$20,655	$39,395	$101,161	$123,994

RENTAL PROPERTY REVENUES	$80,381	$87,010		$45,683	$46,429		$126,064	$133,439		$31,986	$60,709	$158,050	$194,148
Less: STRAIGHT-LINE RENTS	1,821	583		654	503		2,475	1,086		3,128	7,116	5,603	8,202
AMORTIZATION OF LEASE INDUCEMENTS	(69)	(147)		(65)	(22)		(134)	(169)		(29)	(346)	(163)	(515)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(256)	13		0	0		(256)	13		(4,551)	(2,644)	(4,807)	(2,631)

CASH BASIS RENTAL PROPERTY REVENUES (1)	78,885	86,561		45,094	45,948		123,979	132,509		33,438	56,583	157,417	189,092

RENTAL PROPERTY OPERATING EXPENSES	32,965	35,080		12,593	13,760		45,558	48,840		11,331	21,314	56,889	70,154

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$45,920	$51,481	12.1%	$32,501	$32,188	-1.0%	$78,421	$83,669	6.7%	$22,107	$35,269	$100,528	$118,938

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$80,381	$87,010		$45,683	$46,429		$126,064	$133,439		$31,986	$60,709	$158,050	$194,148
RENTAL PROPERTY OPERATING EXPENSES	32,965	35,080		12,593	13,760		45,558	48,840		11,331	21,314	56,889	70,154

	$47,416	$51,930		$33,090	$32,669		$80,506	$84,599		$20,655	$39,395	$101,161	$123,994

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$47,164	$66,681
DISCONTINUED OPERATIONS (3)												(329)	(693)
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												8,706	10,769

COMPANY’S’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												55,541	76,757
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												45,620	47,237

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$101,161	$123,994

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(2)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		RECONCILIATIONS	2004	2005	2006	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD	2008 1st	2008 2nd	2008 3rd	2008 YTD

(A	)	ADJUSTED DEBT:
		CONSOLIDATED DEBT	302,286	467,516	315,149	367,681	477,971	557,557	676,189	676,189	793,882	787,506	852,771	852,771
		SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	135,764	148,129	172,085	182,253	198,544	205,424	170,166	170,166	173,950	180,379	187,742	187,742

		TOTAL DEBT INCLUDING SHARE OF JV’S	438,050	615,645	487,234	549,934	676,515	762,981	846,355	846,355	967,832	967,885	1,040,513	1,040,513
		SHARE OF INVESTMENT ENTITY DEBT	(87,704)	(101,085)	(110,718)	(113,925)	(117,699)	(117,762)	(72,873)	(72,873)	(69,627)	(68,745)	(66,989)	(66,989)

		ADJUSTED DEBT	350,346	514,560	376,516	436,009	558,816	645,219	773,482	773,482	898,205	899,140	973,524	973,524

		RECOURSE DEBT	50,238	196,824	226,855	282,264	394,356	340,480	205,658	205,658	328,106	337,110	392,422	392,422
		NON-RECOURSE DEBT	300,108	317,736	149,661	153,745	164,460	304,738	567,824	567,824	570,099	562,030	581,102	581,102

		ADJUSTED DEBT	350,346	514,560	376,516	436,009	558,816	645,218	773,482	773,482	898,205	899,140	973,524	973,524

(B	)	CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):
		CONSOLIDATED INTEREST EXPENSE	14,623	9,094	11,119	0	531	3,265	5,020	8,816	6,275	7,367	8,705	22,347
		DISCONTINUED OPERATIONS INTEREST EXPENSE	5,870	0	0	0	0	0	0	0	0	0	0	0
		SHARE OF JOINT VENTURE INTEREST EXPENSE	11,163	2,814	3,534	714	711	824	1,129	3,378	1,125	1,055	1,147	3,327

		CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S)	31,656	11,908	14,653	714	1,242	4,089	6,149	12,194	7,400	8,422	9,852	25,674

(C	)	FIXED CHARGES:
		CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JV’S)	31,656	11,908	14,653	714	1,242	4,089	6,149	12,194	7,400	8,422	9,852	25,674
		LESS INVESTMENT ENTITY DEBT INTEREST EXPENSE	(124)	(240)	(231)	0	0	0	0	0	0	0	0	0
		PRINCIPAL PAYMENTS:
		CONSOLIDATED	6,560	5,361	3,926	628	516	536	529	2,209	519	471	486	1,476
		SHARE OF JOINT VENTURES	5,257	2,793	5,226	1,630	818	225	1,467	4,140	805	750	906	2,461
		GROUND LEASE PAYMENTS:
		CONSOLIDATED	493	671	500	22	22	22	22	88	21	23	23	67
		SHARE OF JOINT VENTURES	12	12	15	6	6	6	6	24	6	9	10	25

		TOTAL FIXED CHARGES (excluding Preferred Dividends)	43,854	20,505	24,089	3,000	2,604	4,878	8,173	18,655	8,751	9,675	11,277	29,703
		PREFERRED STOCK DIVIDENDS	8,042	15,250	15,250	3,813	3,812	3,813	3,812	15,250	3,813	3,812	3,812	11,437

		TOTAL FIXED CHARGES (including Preferred Dividends)	51,896	35,755	39,339	6,813	6,416	8,691	11,985	33,905	12,564	13,487	15,089	41,140

(D	)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
		RENTAL PROPERTY REVENUES	77,748	72,402	85,032	24,122	25,494	30,659	32,370	112,645	34,307	36,700	38,337	109,344
		RENTAL PROPERTY OPERATING EXPENSES	(26,385)	(27,988)	(33,955)	(9,753)	(11,055)	(12,303)	(13,028)	(46,139)	(13,439)	(14,583)	(14,641)	(42,663)

		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	51,363	44,414	51,077	14,369	14,439	18,356	19,342	66,506	20,868	22,117	23,696	66,681

(E	)	INCOME FROM DISCONTINUED OPERATIONS:
		RENTAL PROPERTY REVENUES	40,477	28,132	23,766	419	363	92	(38)	836	3	6	6	15
		LEASE TERMINATION FEES & OTHER INCOME	4,433	302	3,155	47	14	11	40	112	2	0	0	2
		RENTAL PROPERTY OPERATING EXPENSES	(15,357)	(12,078)	(10,257)	(473)	(465)	(337)	(241)	(1,516)	(238)	(173)	(299)	(710)

		TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	29,553	16,356	16,664	(7)	(88)	(234)	(239)	(568)	(233)	(167)	(293)	(693)
		INTEREST EXPENSE	(5,870)	0	0	0	0	0	0	0	0	0	0	0
		OTHER, NET	0	0	0	0	0	0	0	0	0	0	0	0
		MINORITY INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0
		MARK-TO-MARKET DEBT ADJUSTMENT	(605)	0	0	0	0	0	0	0	0	0	0	0
		PROVISION FOR INCOME TAXES	0	(126)	(2)	0	0	0	0	0	0	0	0	0
		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	(12)	(7)	(6)	(25)	(7)	(6)	(6)	(19)

		FUNDS FROM OPERATIONS	23,078	16,230	16,662	(7)	(100)	(241)	(245)	(593)	(240)	(173)	(299)	(712)
		DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(13,456)	(10,316)	(12,866)	(338)	(148)	(167)	(168)	(821)	(167)	(168)	(132)	(467)

		INCOME FROM DISCONTINUED OPERATIONS	9,622	5,914	3,796	(345)	(248)	(408)	(413)	(1,414)	(407)	(341)	(431)	(1,179)

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		RECONCILIATIONS	2004	2005	2006	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD	2008 1st	2008 2nd	2008 3rd	2008 YTD

(F	)	SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
		CP VENTURE TWO LLC	1,009	1,055	1,791	313	302	1,520	266	2,401	288	253	275	816
		CP VENTURE FIVE LLC	0	0	1,831	311	352	258	328	1,249	345	302	209	856
		TEN PEACHTREE PLACE ASSOCIATES	399	378	373	25	62	29	58	174	59	64	83	206
		GATEWAY VILLAGE	1,176	1,158	1,176	294	294	294	294	1,176	294	294	294	882
		CRAWFORD LONG — CPI	95	418	539	168	184	196	147	695	212	205	202	619
		AVENUE MURFREESBORO	0	0	0	0	0	41	(243)	(202)	(37)	12	51	26
		905 JUNIPER, LLC	0	514	0	0	0	0	0	0	0	0	0	0
		50 BISCAYNE, LLC	0	6,668	10,343	2,424	1,804	(3,345)	(1,068)	(185)	650	(227)	973	1,396
		TEMCO ASSOCIATES	5,107	3,931	7,388	(27)	223	85	(120)	161	(141)	243	799	901
		CL REALTY, LLC	3,237	8,902	6,492	277	918	22	(218)	999	1,167	1,041	697	2,905
		PINE MOUNTAIN BUILDERS, LLC	398	725	739	(5)	18	(7)	35	41	6	43	0	49
		HANDY ROAD ASSOCIATES, LLC	0	0	(293)	(43)	(41)	(43)	(48)	(175)	(30)	(18)	(25)	(73)
		VERDE GROUP, LLC	0	(984)	(681)	0	0	0	0	0	0	0	0	0
		OTHER	193,073	18,190	143,384	(28)	(14)	52	(246)	(238)	4	27	(61)	(30)

		NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)	204,494	40,955	173,083	3,709	4,102	(898)	(815)	6,096	2,817	2,239	3,497	8,553

(G	)	CONSOLIDATED RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES AND COST OF SALES:
		RESIDENTIAL LOT AND OUTPARCEL SALES — WHOLLY OWNED:
		OUTPARCEL SALES	1,400	7,004	6,788	0	0	1,700	1,300	3,000	1,600	0	3,250	4,850
		LOT SALES	15,300	14,929	10,497	1,426	1,476	2,851	1,196	6,949	144	1,255	497	1,896

		TOTAL RESIDENTIAL AND OUTPARCEL SALES	16,700	21,933	17,285	1,426	1,476	4,551	2,496	9,949	1,744	1,255	3,747	6,746

		RESIDENTIAL LOT AND OUTPARCEL COST OF SALES — WHOLLY-OWNED:
		OUTPARCEL COST OF SALES	929	5,637	5,132	0	0	932	1,051	1,983	845	(25)	1,699	2,519
		LOT COST OF SALES	11,078	10,767	7,620	1,208	1,132	2,411	1,074	5,825	101	857	218	1,176

		TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES	12,007	16,404	12,752	1,208	1,132	3,343	2,125	7,808	946	832	1,917	3,695

		OTHER INVESTMENT PROPERTY INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	0	0	11,867	8,185	0	(1)	0	8,184	0	415	956	1,371
		TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	29,627	15,483	2,481	4,355	0	0	622	4,977	3,736	4,741	375	8,852

		OUTPARCEL SALES, TRACT SALES, RESIDENTIAL LOT SALES AND OTHER INVESTMENT PROPERTY SALES, NET -WHOLLY OWNED	34,320	21,012	18,881	12,758	344	1,207	993	15,302	4,534	5,579	3,161	13,274

		SUMMARY:
		OUTPARCEL SALES NET OF COS — WHOLLY OWNED	471	1,367	1,656	0	0	768	249	1,017	755	25	1,551	2,331
		OTHER INVESTMENT PROPERTY INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	0	0	11,867	8,185	0	(1)	0	8,184	0	415	956	1,371
		TRACT SALES NET OF COS — WHOLLY OWNED	29,627	15,483	2,481	4,355	0	0	622	4,977	3,736	4,741	375	8,852
		LOT SALES NET OF COS — WHOLLY OWNED	4,222	4,162	2,877	218	344	440	122	1,124	43	398	279	720

		TOTAL WHOLLY OWNED SALES, NET	34,320	21,012	18,881	12,758	344	1,207	993	15,302	4,534	5,579	3,161	13,274

		SHARE OF UNCONSOLIDATED JOINT VENTURES RESIDENTIAL LOT AND TRACT SALES AND COST OF SALES:
		RESIDENTIAL LOT AND TRACT SALES — JOINT VENTURES:
		LOT SALES	32,116	41,232	38,676	1,715	3,465	1,292	2,246	8,718	1,074	1,059	436	2,569
		TRACT SALES	3,434	6,218	14,235	0	855	0	500	1,355	0	931	2,660	3,591

		TOTAL RESIDENTIAL LOT AND TRACT SALES	35,550	47,450	52,911	1,715	4,320	1,292	2,746	10,073	1,074	1,990	3,096	6,160

		RESIDENTIAL LOT AND TRACT COST OF SALES — JOINT VENTURES:
		LOT COST OF SALES	25,123	30,753	30,459	1,309	2,707	884	1,996	6,896	953	822	254	2,029
		TRACT COST OF SALES	1,236	2,828	7,560	0	392	0	312	704	0	0	965	965

		TOTAL RESIDENTIAL LOT AND TRACT COST OF SALES	26,359	33,581	38,019	1,309	3,099	884	2,308	7,600	953	822	1,219	2,994

		RESIDENTIAL LOT SALES AND TRACT SALES, NET -JOINT VENTURES	9,191	13,869	14,892	406	1,221	408	438	2,473	121	1,168	1,877	3,166

		SHARE OF UNCONSOLIDATED JOINT VENTURES:
		LOT SALES LESS COST OF SALES	6,993	10,479	8,217	406	758	408	250	1,822	121	237	182	540
		TRACT SALES LESS COST OF SALES	2,198	3,390	6,675	0	463	0	188	651	0	931	1,695	2,626
		INTEREST EXPENSE	(135)	(152)	(284)	(35)	(35)	(83)	(85)	(238)	(101)	(85)	(139)	(325)
		OTHER	(226)	(528)	(381)	(141)	(38)	(237)	(671)	(1,087)	1,014	258	(235)	1,037
		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(62)	0	0	0	0	0	0	(21)	(21)	(21)	(63)

		RESIDENTIAL LOT AND TRACT SALES, NET — SHARE OF JOINT VENTURES	8,830	13,127	14,227	230	1,148	88	(318)	1,148	1,013	1,320	1,482	3,815

		TOTAL RESIDENTIAL, OUTPARCEL AND TRACT FFO	43,150	34,139	33,108	12,988	1,492	1,295	675	16,450	5,547	6,899	4,643	17,089

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		RECONCILIATIONS	2004	2005	2006	2007 1st	2007 2nd	2007 3rd	2007 4th	2007 YTD	2008 1st	2008 2nd	2008 3rd	2008 YTD

(H	)	2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
		TOTAL BY TYPE:
		SECOND GENERATION LEASING RELATED COSTS	19,210	8,422	12,355	6,933	6,260	3,794	1,157	18,144	5,573	5,380	3,944	14,897
		SECOND GENERATION BUILDING IMPROVEMENTS	48	1,017	1,066	(37)	195	293	383	834	1,363	2,995	1,066	5,424

			19,258	9,439	13,421	6,896	6,455	4,087	1,540	18,978	6,936	8,375	5,010	20,321

		TOTAL BY SEGMENT:
		OFFICE:
		SECOND GENERATION LEASING RELATED COSTS	18,882	7,820	9,332	6,919	6,260	3,794	1,157	18,130	5,573	5,380	3,944	14,897
		SECOND GENERATION BUILDING IMPROVEMENTS	(30)	1,015	1,066	(37)	195	293	383	834	1,363	2,995	1,066	5,424

			18,852	8,835	10,398	6,882	6,455	4,087	1,540	18,964	6,936	8,375	5,010	20,321

		RETAIL:
		SECOND GENERATION LEASING RELATED COSTS	328	602	3,023	15	0	0	0	15	0	0	0	0
		SECOND GENERATION BUILDING IMPROVEMENTS	78	2	0	0	0	0	0	0	0	0	0	0

			406	604	3,023	15	0	0	0	15	0	0	0	0

		TOTAL 2ND GENERATION TI & LEASING & BUILDING CAPEX	19,258	9,439	13,421	6,897	6,455	4,087	1,540	18,979	6,936	8,375	5,010	20,321

(I	)	CONSOLIDATED MULTI-FAMILY SALES AND COST OF SALES:
		MULTI-FAMILY SALES — CONSOLIDATED:
		MULTI-FAMILY SALES	0	11,233	23,134	0	0	20	0	20	0	0	5,459	5,459
		MULTI-FAMILY COST OF SALES	0	(9,405)	(19,403)	0	47	(23)	100	124	0	0	(4,715)	(4,715)

		MULTI-FAMILY SALES — CONSOLIDATED, NET	0	1,828	3,731	0	47	(3)	100	144	0	0	744	744

		MULTI-FAMILY SALES — JOINT VENTURES:
		MULTI-FAMILY SALES	0	26,127	56,734	9,696	9,199	(11,780)	(7,181)	(66)	3,321	6,171	12,239	21,731
		MULTI-FAMILY COST OF SALES	0	(19,098)	(46,562)	(7,407)	(7,523)	8,320	3,349	(3,261)	(3,122)	(5,976)	(10,976)	(20,074)
		OTHER, NET	0	153	171	135	128	115	2,764	3,142	451	(422)	(290)	(261)

		MULTI-FAMILY SALES — SHARE OF JOINT VENTURES, NET	0	7,182	10,343	2,424	1,804	(3,345)	(1,068)	(185)	650	(227)	973	1,396

		TOTAL MULTI-FAMILY FFO	0	9,010	14,074	2,424	1,851	(3,348)	(968)	(41)	650	(227)	1,717	2,140

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the “Quarterly Disclosures” link and the “Supplemental SEC Information” link on the Investor Relations page of the Company’s Web site, www.cousinsproperties.com.
     The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.
     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historical performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.
     “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Investment Entities. Investment Entities are unconsolidated joint ventures where the Company (1) has a fixed commitment to the venture, (2) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and (3) is not the managing member of the venture. Investment Entity debt is not included in any of the financial covenant calculations in the Company’s credit facility. Adjusted Debt is useful as a measure of the Company’s ability to meet its debt obligations and to borrow additional funds.
     “Fixed Charge Coverage Ratio” is defined as FFO plus those fixed charges which have been expensed in calculating FFO (“FFO Plus Fixed Charges”), divided by fixed charges. Fixed charges is the sum of interest expense, net of amounts capitalized, principal amortization under mortgage notes payable, ground lease rental payments and preferred stock dividends. Fixed charges include the Company’s share of fixed charges for unconsolidated joint ventures, with Investment Entity expenses excluded, as discussed above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt or capital.
     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. For periods other than 2005, the Company calculated FFO in

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. For the 2005 period, the Company modified its NAREIT defined calculations of FFO to include $5.0 million in income from a real estate venture related to the sale of real estate. The Company included this amount in FFO because, based on the nature of the investment, the Company believes that, for FFO purposes, this income should not be considered gain on the sale of depreciable property.
     FFO is used by industry analysts, investors and the Company as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. In addition to Company management evaluating operating performance of its reportable segments based on FFO results, management uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to key employees.
      “Funds From Operations, Excluding Loss on Extinguishment of Debt” is FFO adjusted to exclude loss on extinguishment of debt, which the Company has presented in the year ended December 31, 2006 in addition to NAREIT-defined FFO. During the second quarter of 2006, the Company contributed The Avenue East Cobb to CP Venture Five, LLC, one of the ventures formed with the Prudential Insurance Company of America. The Avenue East Cobb was encumbered by a mortgage note payable, which was marked-to-market upon contribution to the venture. The Company recorded 88.5%, the extent of outside ownership in the venture, of the debt mark-to-market adjustment, approximately $2.8 million, as a loss on extinguishment of debt. During the third quarter of 2006, in conjunction with the sale of Bank of America Plaza, CSC Associates, L.P. (“CSC”) repaid the non-recourse mortgage note payable on the building. The Company was obligated to CSC to fund this repayment and an additional defeasance charge. The defeasance charge and the unamortized balance of closing costs related to the origination of the note, approximately $15.4 million in the aggregate, were recorded as loss on

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
extinguishment of debt in the third quarter of 2006. NAREIT-defined FFO includes losses on extinguishment of debt in the FFO calculation. The Company believes the charges in the second and third quarters of 2006 relate to the sale or exchange of real estate and should be excluded from FFO to provide the user with a clearer picture of ongoing funds from operations.
     “Interest Expense Coverage Ratio” is defined as the ratio of FFO plus consolidated interest expense (“FFO Before Interest”) divided by consolidated interest expense. Consolidated interest expense is the sum of the Company’s interest expense plus its share of interest expense for unconsolidated joint ventures. The Company’s share of interest expense for Investment Entities has been excluded in accordance with the discussion under “Adjusted Debt” above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to borrow additional funds.
     “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.
     “Same-Property Growth” represents the percentage change in Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Rental Property Revenues is defined as rental property revenues of the Company and its unconsolidated joint ventures, excluding lease termination fees, which are generally one-time payments that may distort results of operations for comparable periods, and inter-company activities. Cash Basis Rental Property Revenues excludes lease termination fees and inter-company activities and also excludes straight-line rents and amortization of acquired above or below market rents. Same Properties include those properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.